As filed with the SEC on April 29, 2021 .	Registration Nos. 333-07471 811-07329
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
_________________

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 41

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 179
_________________
SEPARATE ACCOUNT VL I OF TALCOTT RESOLUTION LIFE
AND ANNUITY INSURANCE CO.
(Exact Name of Registrant)
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
(Name of Depositor)
1 Griffin Road North
Windsor, Connecticut 06095
800-231-5453
(Address and telephone number of principal executive offices)
_________________
William J. Evers
Vice President and Corporate Counsel
The Prudential Insurance Company of America
Three Gateway Center
Newark, New Jersey 07102
(Name and address of agent for service)
_________________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on April 30, 2021, pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)
■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

STAG ACCUMULATOR II VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY ISSUED BY:
Talcott Resolution L IFE AND A NNUITY I NSURANCE C OMPANY —
Talcott Resolution L IFE AND A NNUITY I NSURANCE C OMPANY S EPARATE A CCOUNT VL I
ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102
TELEPHONE: (800) 231-5453
PROSPECTUS DATED : May 1, 2021

This Prospectus describes information about Stag Accumulator II Variable Universal Life Insurance Policy (Policy). Policy owners should note that the options, features and charges of the Policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your Policy. Some Policy features may not be available in some states.
Stag Accumulator II Variable Universal Life is a contract between you and Talcott Resolution Life and Annuity Insurance Company. Talcott Resolution Life and Annuity Insurance Company does not solicit or issue insurance products in New York. You agree to make sufficient premium payments to us, and we agree to pay a death benefit to your beneficiary. The Policy is a flexible premium variable life insurance Policy. It is:

|	Flexible premium, generally, you may decide when to make premium payments and in what amounts.

|	Variable, because the value of your life insurance policy will fluctuate with the performance of the Sub-Accounts you select and the Fixed Account.
You must allocate your Premium Payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors (“Funds”). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AB Variable Products Series Fund, Inc., American Funds Insurance Series, BlackRock Variable Series, Inc., Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Hartford Series Fund, Inc., Invesco Variable Insurance Funds, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Morgan Stanley Funds, and Putnam Variable Trust. The Funds are described in greater detail in “The Funds” section of this prospectus.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The policy is no longer available for sale. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this policy may not be to your advantage.
This Prospectus can also be obtained from the Securities and Exchange Commission’s website (http://www.sec.gov). Prospectuses for the Underlying Funds can be obtained from your financial professional or by logging on to www.policyowner-services.com. The prospectuses contain detailed information, including risks, charges and fees, so please read it carefully before you invest or send money
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for portfolio companies available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 800-231-5453. Your election to receive reports in paper will apply to all portfolio companies available under your Contract.
In compliance with U.S. law, The Prudential Insurance Company of America delivers this prospectus to Contract Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Contract Owners while outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Variable Life Insurance is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Summary of Benefits and Risks
This section contains a summary of the benefits available under the Policy and the principal risks of purchasing the Policy. It is only a summary and you should read the entire prospectus.
Benefits of Your Policy
Policy Summary — We will pay the Death Benefit to the named Beneficiaries upon the death of the Insured. You, as the Policy Owner, pay the Premiums for the Policy and name the Beneficiary. The Insured is the person whose life is insured under the Policy. You allocate Premiums to the Underlying Funds and can accumulate Account Value on a tax-deferred basis. We deduct Policy fees and charges from the Premiums and the Account Value. You may access the Account Value through loans and withdrawals.
Flexibility — The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose death benefit options, investment options, and premiums you pay.
Death Benefit — While the Policy is in force and when the insured dies, we pay a death benefit to your beneficiary. You have four death benefit options available. Options A, B and C are available when you purchase your Policy. Option D is not available when you purchase your Policy. You may change from Option B to Option D. However, your death benefit will never be less than the Minimum Death Benefit. See Death Benefits and Policy Values.
•Option A (Level Option): The death benefit is the current Face Amount.
•Option B (Return of Account Value Option): The death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured’s death.
•Option C (Return of Premium Option): The death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is subject to an overall maximum, which is currently the Face Amount plus $5 million.
•Option D (Decreasing Option): The death benefit is the current Face Amount, plus the lesser of:
•the Account Value on the date we receive due proof of the insured’s death;or
•the Account Value on the date of the change from death benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.
The death benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your death benefit option under certain circumstances. You may increase or decrease the Face Amount on your Policy under certain circumstances.
Investment Choices — You may invest in up to 20 different investment choices within your Policy, from the available investment options and a Fixed Account. You may transfer money among your investment choices, subject to restrictions.
Premium Payments — You have the flexibility to choose how you pay premiums. You can choose a planned premium when you purchase the Policy. You may change your planned premium, subject to certain limitations.
Right to Examine Your Policy — You have a limited right to return the Policy for cancellation after purchase. See “Your Policy and Contract Rights — Right to Examine a Policy.”
Surrender — You may surrender your Policy at any time prior to the maturity date for its Cash Surrender Value. (See “Risks of Your Policy,” below).
Loans — You may use this Policy as collateral to obtain a loan from Us.
No-Lapse Guarantee — Generally, your death benefit coverage will last as long as there is enough value in your Policy to pay for the monthly charges we deduct. Since this is a variable life Policy, values of your Policy will fluctuate based on the performance of the underlying investment options you have chosen. Without the No-Lapse Guarantee, your Policy will lapse if the value of your Policy is insufficient to pay your monthly charges. If the No-Lapse Guarantee is available and your Policy Value is insufficient to pay your monthly charges, we will waive any portion of the monthly charges that could not be collected. Therefore, when the No-Lapse Guarantee feature is available, the Policy will not lapse, regardless of the investment performance of the Underlying Funds. If you take a loan on your Policy, the No-Lapse Guarantee will not protect the Policy from lapsing if there is Policy Indebtedness. Therefore, you should carefully consider the impact of taking Policy loans during the No-Lapse Guarantee Period. (See “Lapse and Reinstatement” for more information).
Settlement Options — You or your beneficiary may choose to receive the proceeds of the Policy over a period of time by using one of several settlement options.
Tax Benefits — In most cases, you are not taxed on earnings until you take earnings out of the Policy (commonly known as “tax-deferral”). The death benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the death benefit.
Riders — You may add additional benefits to your Policy by selecting from a variety of Riders. Additional charges may apply for some Riders and may be subject to underwriting approval.
Risks of Your Policy
This is a brief description of the principal risks of the Policy.
Investment Performance — The value of your Policy will fluctuate with the performance of the investment options you choose. Your investment options may decline in value, or they may not perform to your expectations. Your Policy values in the Sub-Accounts are not guaranteed. Charges and fees may have a significant impact on Policy Account Value and the investment performance of the Sub-Accounts (particularly with policies with lower Account Value). A comprehensive discussion of the risks of the underlying Funds held by each Sub-Account may be found in the underlying Fund’s prospectus. You should read the prospectus of each Fund before investing.
Unsuitable for Short-Term Savings — The Policy is designed for long term financial planning. You should not purchase the Policy if you will need the premium payment in a short time period.
Risk of Lapse — Your Policy could terminate if the value of the Policy becomes too low to support the policy’s monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the Policy from terminating.
Withdrawal Limitations — One partial withdrawal is allowed each month. The minimum allowed is $500, and the maximum allowed is the Cash Surrender Value minus $1,000. Withdrawals will reduce your Policy’s death benefit, may increase the risk of Policy lapse, and may be subject to a withdrawal charge.

Transfer Limitations — We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account.
Loans — Using your Policy as collateral to obtain a loan from Us may increase the risk that your Policy will lapse, will have a permanent effect on the policy’s Account Value, and will reduce the death proceeds. The No-Lapse Guarantee will not protect the Policy from lapsing if there is Policy Indebtedness. Therefore, you should carefully consider the impact of taking Policy loans during the No-Lapse Guarantee Period.
Adverse Tax Consequences — You may be subject to income tax if you receive any loans, withdrawals or other amounts from the Policy, and you may be subject to a 10% penalty tax. See “Federal Tax Considerations.” There could be significant adverse tax consequences if the Policy should lapse or be surrendered when there are loans outstanding.
Tax Law Changes — Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this Policy.
Credit Risk — Any Death Benefit guarantee provided by the Policy or any rider and the Fixed Account obligations depend on the Company’s financial ability to fulfill its obligations. You should review the Company’s financial statements which are available upon request and are attached to the Statement of Additional Information (SAI).
Increase in Current Fees and Expenses — Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.
Fee Tables — Talcott Resolution Life and Annuity Insurance Company
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, take a withdrawal or transfer cash value between investment options. Your specific fees and charges are described on the specification page of your Policy.
Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Front-end Sales Load	When you pay premium.	Maximum Charge 5.75% of premium. In Oregon, the maximum is 7.75%.
Tax Charge on Premium Payments	When you pay premium.
A percent of premium which varies by your state and municipality of residence. The range of tax charge is generally between 0% and 4%. This rate will change if your state or municipality changes its tax charges. It may change if you change your state or municipality of residence.

Surrender Charge (1)
If you surrender your Policy:
–During the first 9 Policy years;
–Within 9 Policy years of an unscheduled increase in your Face Amount; or
–Within 9 Policy years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if elected.

Minimum Charge
$3.00 per $1,000 of the initial Face Amount for a 1-year-old female.
Maximum Charge
$45.00per$1,000 of the initial Face Amount for a 65-year-oldmale non-nicotine.
Charge for Representative Insured
$15.50 per $1,000 of the initial Face Amount for a 42-year-old male preferred non-nicotine.

Transfer Fees	When you make a transfer after the first transfer in any month.	Maximum Charge: $25 per transfer.*
Withdrawal Charge	When you take a withdrawal.	Maximum Charge: $10 per withdrawal.*
(1)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.
*Not currently being assessed.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.
Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charges (1)	Monthly.
Minimum Charge
$0.00809 per $1,000 of the net amount at risk for a 25-year-old female Preferred-Plus Non-Nicotine in the first Policy year.
Maximum Charge
$13.248333 per $1,000 of the net amount at risk for an 85-year-old male in the first Policy year.
Charge for Representative Insured
$0.028000 per $1,000 of the net amount at risk for a 42-year-old male preferred non-nicotine in the first Policy year.

Mortality and Expense Risk Charge (2)	Monthly.	Maximum Charge 0.65% of Account Value per Policy year, charged monthly at a rate of 0.0542%.
Administrative Charge	Monthly.	Maximum Charge $10
Monthly per $1,000 Charge (1)	Monthly for the first five Policy years.
Minimum Charge
$2.00 per $1,000 of the initial Face Amount (deducted on a monthly basis at a rate of $0.1667 per month) during the first Policy year for a 25-year-old male standard non-nicotine.
Maximum Charge
$24.00 per $1,000 of the initial Face Amount (deducted on a monthly basis at a rate of $2.00 per month) during the first Policy year for a 75-year-old male standard nicotine.
Charge for Representative Insured
$3.05 per $1,000 of the initial Face Amount (deducted on a monthly basis at a rate of $0.2542 per month) during the first Policy year for a 42-year-old male preferred non-nicotine.

Loan Interest Rate	Monthly if you have taken a loan on your Policy.	Maximum Charge: 5.0% annually
(1)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.
(2)The maximum mortality and expense risk charge for Policy years 1 - 10 is equal to 0.65% per year. For Policy years 11 - 20 it is equal to 0.40% per year.
Charges Other Than Fund Operating Expenses — Continued

Rider Charges	When Charge is Deducted	Amount Deducted
Deduction Amount Waiver Rider (1)	Monthly.
Minimum Charge
6.9% of the monthly deduction amount for a 10-year-old male in the first Policyyear.
Maximum Charge
34.5% of the monthly deduction amount for a 56-year-old female in the first Policyyear.
Charge for Representative Insured
9.2% on the monthly deduction amount for a 42-year-old male in the first Policyyear.

Waiver of Specified Amount Disability Benefits Rider (available to policies issued on or before March 12, 2007) (1)	Monthly.
Minimum Charge
$0.04 per $1 of specified amount for a 20-year-old male in the first Policy year.
Maximum Charge
$0.199 per $1 of specified amount at risk for a 59-year-old female in the first Policyyear.
Charge for Representative Insured
$0.044 per $1 of specified amount for a 42-year-old male in the first Policy year.

Rider Charges	When Charge is Deducted	Amount Deducted
Waiver of Specified Amount Disability Benefit Rider (availability for policies issued after March 12, 2007)	Monthly.
Minimum Charge
$0.04 per $1 of specified amount for a 20-year-old male in Policy year 1.
Maximum Charge
$0.107 per $1 of specified amount for a 59-year-old female in Policy year 1.
Charge for Representative Insured
$0.042 per $1 of specified amount for a 42-year-old male in Policy year 1.

Accidental Death Benefit Rider (1)	Monthly.
Minimum Charge
$0.083 per$1,000 of the net amount at risk for a 10-year-old in the first Policy year.
Maximum Charge
$0.18 per$1,000 of the net amount at risk for a 60-year-old in the first Policy year.
Charge for Representative Insured
$0.1030per$1,000 of the net amount at risk for a 42-year-old in the first Policy year.

Term Insurance Rider (1)	Monthly.
Minimum Charge
$0.056667 per $1,000 of the net amount at risk for a 25-year-old female Preferred-Plus non-nicotine in the first Policy year.
Maximum Charge
$13.24833 per $1,000 of the net amount at risk for an 85-year-old male nicotine in the first Policy year.
Charge for Representative Insured
$0.028000 per $1,000 of the net amount at risk for a 42-year-old male preferred non-nicotine in the first Policy year.

Enhanced No-Lapse Guarantee Rider (1)	Monthly.
Minimum Charge
$0.01 per $1,000 of Face Amount for a 1-year-old. Maximum Charge
$0.10 per $1,000 of Face Amount for an 80-year-old.
Charge for Representative Insured
$0.01 per $1,000 of Face Amount for a 42-year-old.

Lifetime No-Lapse Guarantee Rider (1)	Monthly.
Minimum Charge
$0.01 per $1,000 of Face Amount for a 1-year-old. Maximum Charge
$0.10 per $1,000 of Face Amount for an 80-year-old.
Charge for Representative Insured
$0.01 per $1,000 of Face Amount for a 42-year-old.

Child Insurance Rider	Monthly.	Maximum Charge The fee is $0.50 per $1,000 of coverage.
Policy Continuation Rider	If you elect this rider, the charge is deducted when you exercise the rider benefit.	Maximum Charge 7% of Account Value.
Accelerated Death Benefit Rider for Terminal Illnesses (2)	When you exercise the benefit.	Maximum Charge: $300
Life Access Accelerated Benefit Rider (available for policies issued after March 12, 2007)	Monthly.
Minimum Charge
$0.003304 per $1,000 of the benefit net amount at risk for a 30-year-old female preferred plus non-nicotine in the first Policy year.
Maximum Charge
$1.2282 per $1,000 of the benefit net amount at risk for an 80-year-old male standard nicotine in the first Policy year.
Charge for Representative Insured
$0.005886 per $1,000 of the benefit net amount at risk for a 42-year-old male preferred non-nicotine in the first Policy year.

(1)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration. See the Term Insurance Rider description in the “Other Benefits” section for information you should consider when evaluating the use of the Term Insurance Rider.
(2)There is a one time charge for this rider when benefit is exercised.

Annual Fund Operating Expenses
Each Subaccount purchases shares of the corresponding Underlying Fund at net asset value. The net asset value of an Underlying Fund reflects the investment advisory fees and other expenses of the Underlying Fund that are deducted from the assets in that Underlying Fund. These Underlying Fund expenses may vary from year to year and are more fully described in each Underlying Fund’s prospectus.
The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds expressed as a percentage of average daily net assets, for the year ended December 31, 2020.

	Minimum	Maximum
Total Annual Fund Operating Expenses [expenses that are deducted from underlying Fund assets, including management fees, distribution, and/or service (12b-1) fees and other expenses.]	0.16%	1.62%
About Us
The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our corporate offices are located at One Griffin Road North, Windsor, Connecticut 06095-1512. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential will reinsure the obligations of Talcott under the variable life insurance policies and provide administration for the policies. Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc. On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including TL and TLA, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.
The Separate Account
Talcott Resolution Life and Annuity Insurance Company Separate Account VL I — established as a separate account under Connecticut law on June 8, 1995. The Separate Account is classified as a unit investment trust registered with the
Securities and Exchange Commission under the Investment Company Act of 1940.
Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies. The Company is obligated to pay all amounts promised to Contract Owners in accordance with the terms of the Policy.
The Funds
The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Sub-Accounts that meet your investment style.
We do not guarantee the investment results of any of the underlying Funds. Since each Underlying Fund has different investment objectives, each is subject to different risks.
The underlying Funds may not be available in all states.
You may also allocate some or all of your premium payments to the “Fixed Account,” which pays a declared interest rate. See “The Fixed Account.”
Below is a table that lists the underlying Funds in which the Sub-accounts invest, each Fund’s investment adviser and sub-adviser, if applicable, and each Fund’s investment objective. More detailed information concerning a Fund’s investment objective, investment strategies, risks and expenses is contained in each Fund’s prospectus.

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
AllianceBernstein
AB VPS International Growth Portfolio - Class B Shares	Seeks long-term growth of capital.	AllianceBernstein L.P
AB VPS International Value Portfolio - Class B Shares	Seeks long-term growth of capital.	AllianceBernstein L.P
AB VPS Small/Mid Cap Value Portfolio - Class B Shares	Seeks long-term growth of capital.	AllianceBernstein L.P
AMERICAN FUNDS INSURANCE SERIES®
American Funds Insurance Series® Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains)	Capital Research and Management CompanySM

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
American Funds Insurance Series® Global Growth Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth Fund - Class 2	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds Insurance Series® International Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® New World Fund- Class 2	Seeks long-term capital appreciation.	Capital Research and Management CompanySM
American Funds Insurance Series® The Bond Fund of America (formerly American Funds Insurance Series® Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Washington Mutual Investors (formerly American Funds Insurance Series® Blue Chip Income and Growth Fund) - Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund- Class 1	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors, LLC
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Initial Class†	Seeks reasonable income.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Freedom Fund 2010 - Service Class 2	Seeks high total return.	Fidelity Management & Research Company LLC (FMR)
Fidelity® VIP Freedom Fund 2020 - Service Class 2	Seeks high total return.	Fidelity Management & Research Company LLC (FMR)
Fidelity® VIP Freedom Fund 2030 - Service Class 2	Seeks high total return.	Fidelity Management & Research Company LLC (FMR)
Fidelity® VIP Government Money Market Portfolio - Service Class 2*	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return.	Franklin Mutual Advisers, LLC

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
Franklin Strategic Income VIP Fund - Class 1	Seeks high level of current income.	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 2 Shares	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, with capital appreciation as a secondary goal.	Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Global Advisors Limited
HARTFORD SERIES FUND, INC.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund (includes assets from Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund) - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund (includes assets from Hartford Value HLS Fund) - Class IA	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA (includes all assets from Hartford High Yield HKS Fund)	Seeks a competitive total return.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA*	Seeks total return and income	Hartford Funds Management Company, LLC / Wellington Management Company LLP
INVESCO
Invesco Main Street Fund (formerly Invesco Oppenheimer Main Street Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Main Street Small Cap Fund (formerly Invesco Oppenheimer Main Street Small Cap Fund) -Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series II	Seeks long-term capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation - Series I	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Capital Appreciation Fund (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income.	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
Invesco V.I. Discovery Mid Cap Growth Fund (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Global Fund (formerly Invesco Oppenheimer V.I. Global Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund (formerly Invesco V.I Mid Cap Core Equity Fund) - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Lord Abbett Series Fund
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
Lord Abbett Dividend Growth (formerly known as Lord Abbett Calibrated Dividend Growth) Portfolio - Class VC	Seeks current income and capital appreciation.	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord, Abbett & Co. LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Discovery Portfolio - Class II	Seeks long-term capital growth.	Morgan Stanley Investment Management Inc.
Putnam Investments
Putnam VT Diversified Income Fund - Class IB	Seeks as high a level of current income.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Focused International Equity Fund (formerly Putnam V T Global Equity Fund)- Class IB(a)	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Growth Opportunities Fund - Class IB	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT High Yield Fund - Class IB	Seeks high current income	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Income Fund - Class IB	Seeks high current income	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT International Equity Fund - Class IB	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Large Cap Value Fund (formerly Putnam VT Equity Income Fund) - Class IB	Seeks capital growth and current income.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Small Cap Growth Fund - Class IB	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
Putnam VT Sustainable Leaders Fund - Class IB	Seeks long-term capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
† Closed to new and subsequent Premium Payments and transfers of Contract Value.
*In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.
(a)Closed to all premium payments and transfers of account value for all policies issued on or after 5/1/2006.
Mixed and Shared Funding — Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of policy owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Underlying Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds’ prospectuses accompanying this prospectus.
Voting Rights — We currently vote shares of the underlying Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the underlying Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder’s meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instruction. We will arrange for the handling and tallying of proxies received from you or other policy owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each policy owner’s unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each Sub-Account by the total number of units in each Sub-Account. Fractional votes will be counted. We determine the number of shares as to which the Policy Owner may give instructions as of the record date for a Fund’s shareholder meeting.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Underlying Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.
We may eliminate the shares of any of the funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — Prudential receives substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as “revenue sharing” payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Policy. Prudential collects these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. Prudential expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.
As of December 31, 2020, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): Alliance Bernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, Fidelity Distributors Corporation, Franklin Templeton Services, LLC, HL Investment Advisors, LLC, Invesco Advisors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., and Putnam Retail Management Limited Partnership.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Talcott varies by Fund and Talcott may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.25%, respectively, in 2020, and are not expected to exceed 0.40% and 0.25%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $65 from that Fund).
The Fixed Account
The portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
The Fixed Account credits at least 3.0% per year. We are not obligated to, but may, credit more than 3.0% per year. If we do, such rates are determined at our sole discretion. We do not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the Fixed Account may credit no more than 3.0%.
Charges and Deductions
Deductions from Premium
Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.
Front-End Sales Load
Talcott Resolution Life and Annuity Insurance Company Policies — We deduct a front-end sales load from each premium you pay. The current maximum front-end sales load for all premiums is 3.75%. The front-end sales load may be used to cover expenses related to the sale and distribution of the policies. We reserve the right to charge a maximum of 5.75%. In Oregon, the current sales load is 5.75%. The maximum sales load in Oregon is 7.75%.
Tax Charge — We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entities. The range of such charge generally is between 0% and 4%.
Deductions from Account Value
Monthly Deduction Amounts — Each month we will deduct an amount from your Account Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction Amount and equals the sum of:
•the charge for the cost of insurance;
•the monthly administrative charge;
•the monthly per $1,000 charge;
•the mortality and expense risk charge;
•the charges for additional benefits provided by rider, if any.
We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.
Allocation of Charges Option — You may provide us with written instructions to re-direct the deduction of your policy’s Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.
Cost of Insurance Charge — The “cost of insurance” charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying death benefits. The charge for the cost of insurance is equal to:
•the cost of insurance rate per $1,000; multiplied by
•the amount at risk; divided by
•$1,000
On any Monthly Activity Date, the amount at risk equals the death benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.
Cost of insurance rates will be determined on each Policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The cost of insurance rates will not exceed those based on the 1980 Commissioners’ Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. The maximum rates that can be charged are on the Policy Specification pages of the contract. Substandard risks will be charged higher cost of insurance rates that will not exceed rates based on a multiple of 1980 Commissioners’ Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states and markets) plus any flat extra amount assessed. The multiple will be based on the insured’s substandard rating.
Any changes in the cost of insurance rate will be made uniformly for all insureds in the same risk class and whose coverage have been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health.
Because your Account Value and death benefit amount may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. The cost of insurance depends on your policy’s amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, Policy loans and death benefit changes to the Face Amount.
Monthly Administrative Charge — We will assess a monthly administrative charge to reimburse us for administrative costs of your Policy. The current monthly administrative charge is $7.50 per month. The maximum monthly administrative charge is $10 per month.
Mortality and Expense Risk Charge
Talcott Resolution Life and Annuity Insurance Company Policies — We deduct a mortality and expense risk charge on each Monthly Activity Date from your Account Value. During the first 10 Policy years, the current (the amount we are currently charging) and maximum mortality and expense risk charge is 0.0542% of your Account Value in the Sub-Accounts. During Policy years 11 to 20, the current rate is 0.0167% and the maximum rate is 0.0333% of your Account Value in the Sub-Accounts. After the 20th Policy year there is no charge.
The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Talcott may keep any difference between cost it incurs and the charges it collects.
Monthly Per $1,000 Charge — We deduct a charge from your Account Value called the “Monthly Per $1,000 Charge” on each Monthly Activity Date. The Monthly per $1,000 charge compensates us for certain Policy administrative and sales expenses and costs we incur in marketing, underwriting and acquiring policy owners. The charge is assessed based on your initial Face Amount and certain subsequent increases in your Face Amount. The charge is deducted for a period of:
•5 years after you purchase your Policy; and
•5 years after an unscheduled increase in your Face Amount, and each increase under the Cost of Living Adjustment Rider, if elected.
The total Monthly Per $1,000 Charge is equal to:
•the applicable Monthly Per $1,000 rates; multiplied by
•the applicable Face Amounts; divided by
•$1,000.
The Monthly Per $1,000 Charge is individualized based on the insured’s initial Face Amount, Death Benefit option issue age or age at time of a Face Amount increase, sex and insurance class. The charge is on the Policy Specification pages of the contract. The Monthly Per $1,000 Charge compensates us for expenses incurred in issuing, distributing, and administering the policies.
Surrender Charge — Surrender charges will be deducted from your Account Value if you surrender your Policy:
•During the first 9 Policy years;
•Within 9 years of an unscheduled increase in your Face Amount; or
•Within 9 years of an increase in your Face Amount under the Cost of Living Adjustment Rider, if elected.
Surrender Charges are not deducted during the first three Policy years if you add the Modification of Cash Surrender Value Endorsement at the time of Purchase.
Rider Charge — If your Policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Talcott for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see “Your Policy — Supplemental Benefits.”
Charges for the Funds
The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund’s average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.

Your Policy
Contract Rights
Policy Owner, or “you” — As long as your Policy is in force, you may exercise all rights under the Policy while the insured is alive and no beneficiary has been irrevocably named.
Beneficiary — The beneficiary is the person you name in the application to receive any death benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the death benefit will be paid to you, if living; otherwise, it will be paid to your estate.
Insured — The insured is the person on whose life the Policy is issued. You name the insured in the application of the Policy. The Policy Owner must have an insurable interest on the life of the Insured in order for the Policy to be valid under state law and for the Policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance Policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the Policy is issued. If there is not a valid insurable interest, the Policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.
You may request to change the Insured’s risk class to a more favorable class if the health of the Insured has improved or if the Insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other contract terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.
Assignment — You may assign your Policy. Until you notify us in writing, no assignment will be effective against your Policy. We are not responsible for the validity of any assignment.
Statements — We will send you a statement at least once each year, showing:
•the current Account Value, Cash Surrender Value and Face Amount;
•the premiums paid, monthly deduction amounts and any loans since your last statement;
•the amount of any Indebtedness;
•any notifications required by the provisions of your Policy; and
•any other information required by the Insurance Department of the state where your Policy was delivered.
Change of Address — It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on third party, including the US Postal Service, to update your current address. Unless preempted by ERISA, failure to give us a current address may result in payments due and payable on your life Policy being considered abandoned property under state law, and remitted to the applicable state.
Right to Examine a Policy — You have a limited right to return your Policy for cancellation. You may deliver or mail the Policy to us or to the agent from whom it was purchased any time during your free look period.

Free Look Period for Policies Issued by Talcott Resolution Life and Annuity Insurance Company:
Your free look period begins on the day You receive Your Policy and ends ten days after You receive it (or longer in some states). If you properly exercise your free look, the Contract will be rescinded and We will pay you an amount equal to the greater of (a) the total premiums paid for the Policy less any Indebtedness; or (b) the sum of: i) the Account Value less any Indebtedness, on the date the returned Policy is received by Us or the agent from whom it was purchased; and, (ii) any deductions under the Policy or charges associated with the Separate Account, less applicable federal and state income tax withholding. The state in which the Policy is issued determines the free look period. You should refer to your Policy for information.
Replacements
A “replacement” occurs when a new Policy is purchased and, in connection with the sale, an existing Policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance Policy or annuity contract involves the use of money obtained from the values of an existing life insurance Policy or annuity contract through withdrawal, surrender or loan.
There are some circumstances where replacing your existing life insurance Policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance Policy against a proposed Policy to determine whether a replacement is in your best interest.
Other Policy Provisions
Incontestability — We cannot contest the Policy after it has been in force, during the Insured’s lifetime, for two years from its Date of Issue, except for non-payment of premium.
Any increase in the Face Amount for which evidence of insurability was obtained, will be incontestable only after the increase has been in force, during the Insured’s lifetime, for two years from the effective date of the increase.
The Policy may not be contested for more than two years after the reinstatement date. Any contest We make after the Policy is reinstated will be limited to material misrepresentations in the evidence of insurability provided to Us in the request for reinstatement. However, the provision will not affect Our right to contest any statement in the original application or a different reinstatement request which was made during the Insured’s lifetime from the Date of Issue of the Policy or a subsequent reinstatement date.
Suicide Exclusion — If, within two years from the Date of Issue, the Insured dies by suicide, while sane or insane, Our liability will be limited to the premiums paid less Indebtness and less any withdrawals.
If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the Insured dies by suicide, while sane or insane, Our liability with respect to such increase, will be limited to the Cost of Insurance for the increase.
Policy Limitations
Allocations to Sub-Accounts and the Fixed Account — You may allocate amounts to a maximum of twenty (20) investment choices including the Sub-Accounts and Fixed Account.
Transfers of Account Value — You may transfer amounts among the Fixed Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 1-800-231-5453. Transfers by telephone may also be made by your authorized agent of record or by other authorized representative. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.
Can you transfer from one Sub-Account to another?
You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Account Value among the underlying Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order at our Designated Address. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Underlying Fund we would need to sell to satisfy all Policy Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Premium Payments allocated to that Sub-Account and determine how many shares of that Underlying Fund we would need to buy to satisfy all Policy Owners’ “transfer-in” requests.
In addition, many of the underlying Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Underlying Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Underlying Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of an Underlying Fund rather than buy new shares or sell shares of the Underlying Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Underlying Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Underlying Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Are There Any Charges for Transfers Among Sub-Accounts?
Under the Policy, we have the right to assess an Administrative Transfer Fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing Administrative Transfer Fees.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Account Value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Account Value distribution among 10 different Sub-Accounts and you request to transfer the Account Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Account Value more than once in one day. That means if you have $10,000 in a Money Market Fund Sub-Account and you transfer all $10,000 into a Stock Fund Sub-Account, on that same day you could not then transfer the $10,000 out of the Stock Fund Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Policy Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on an Underlying Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Policy if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Underlying Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of an Underlying Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Underlying Fund Trading Policies
Generally, you are subject to Underlying Fund trading policies, if any. We are obligated to provide, at the underlying Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist underlying Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading Policy. In certain instances, we have agreed to assist an Underlying Fund, to help monitor compliance with that Fund’s trading Policy.
We are obligated to follow each underlying Fund’s instructions regarding enforcement of their trading Policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into an Underlying Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund’s trading Policy. Please refer to each underlying Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances Underlying Fund trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted funds” such as money market funds and any Underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of Policy. This type of Policy may not apply to any financial intermediary that an Underlying Fund treats as a single investor.
•A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled Premium Payments, scheduled withdrawals or surrenders, retirement plan Premium Payments.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading activities. For instance,
•Since we net all the purchases and redemptions for a particular Underlying Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of underlying Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the underlying Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by an Underlying Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Underlying Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your Beneficiary.
Separate Account investors could be prevented from purchasing Underlying Fund shares if we reach an impasse on the execution of an underlying Fund’s trading instructions. In other words, an Underlying Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and Talcott cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading Policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.
Limitations on Transfers from the Fixed Account — Except for transfers made under the Dollar Cost Averaging Program, any transfers from the Fixed Account must occur during the 30-day period following each Policy anniversary, and, if your accumulated value in the Fixed Account exceeds $1,000, the amount transferred from the Fixed Account in any Policy Year may not exceed 25% of the accumulated value in the Fixed Account on the transfer date. As a result of these restrictions, it can take several years to transfer amounts from the Fixed Account to the Sub-Accounts.
Transfers to the Fixed Account: Additional Options Available to policies issued by Talcott Resolution Life Insurance Company — Amounts may be transferred among the Sub-Accounts to the Fixed Account at any time. For policies issued by Talcott Resolution Life Insurance Company, there are some additional options regarding the Fixed Account. At any time you may transfer all amounts in the Sub-Accounts to the Fixed Account and apply the Cash Surrender Value to purchase a non-variable paid-up life insurance Policy, as long as the Policy is in effect. A non-variable paid-up life insurance Policy is a life insurance Policy (that is not variable universal life insurance) where the cash value in the Policy will be enough so that no premiums are required to maintain coverage for a certain period of time. You may also transfer amounts in the Sub-Accounts to the Fixed Account if a material change is made in the investment Policy of the Separate Account and you object to the change. Lastly, you may transfer amounts in the Sub-Accounts to the Fixed Account during the first 18 months after your Policy is issued, if your Policy is in effect (Talcott Resolution Life Insurance Company Policies Only).
Deferral of Payments — State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest. For policies issued in New York, if we defer payment for more than 10 days, we will pay you interest.
Changes to Contractor Separate Account
Modification of Policy — The only way the Policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.
Substitution of Funds — We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Securities and Exchange Commission.
Change in Operation of the Separate Account — The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.
Separate Account Taxes — Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local tax laws which impose tax on Talcott and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.
Other Benefits
Dollar Cost Averaging Program — You may elect to allocate your Net Premiums among the Sub-Accounts and the Fixed Account pursuant to the Dollar Cost Averaging (DCA) program. The DCA program allows you to regularly transfer an amount you select from the Fixed Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment options in accordance with your allocation instructions. The dollar amount will be allocated to the investment options that you specify, in the proportions that you specify. If, on any transfer date, your Account Value allocated to the Dollar Cost Averaging program is less than the amount you have elected to transfer, your DCA program will terminate.

You may cancel your DCA election by notice in writing or by calling us at 1-800-231-5453. We reserve the right to change or discontinue the DCA program.
The main objective of a DCA program is to minimize the impact of short-term price fluctuations. The DCA program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment options at set intervals, the DCA program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA program does not assure a profit or protect against investment loss.
Static Asset Allocation Models
This feature allows you to select your portfolio of Funds based on your risk tolerance, time horizon and investment objectives. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Policy (“model portfolios”). These model portfolios are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you.
You choose how much of your Account Value you want to invest in this program. You can also combine this program with the Dollar Cost Averaging Program (subject to restrictions). Your investments under the program will be rebalanced at the specified frequency (quarterly, semi-annual or annual) you choose to reflect the model portfolio’s original percentages, thereby eliminating imbalances resulting from market movements and/or partial Surrenders. We have no discretionary authority or control over your investment decisions. These model portfolios are based on then available Funds and do not include the Fixed Account. You may participate in only one model portfolio at a time.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the model portfolios, and we will not reallocate your Account Value based on those updates. Information on updated model portfolios may be obtained by contacting your Financial Professional. Investment alternatives other than these model portfolios are available that may enable you to invest you Account Value with similar risk and return characteristics. When considering a model portfolio for your individual situation, you should consider your other assets, income and investments in addition to this Policy.
Asset Rebalancing — Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can only participate in one model at a time.
Impact of Fund Changes on DCA Program, Asset Allocation Program and Asset Rebalancing Program — Certain Fund changes may impact these programs. If a Fund (merging Fund) contained in one of these programs merges into another Fund (surviving Fund) and we do not receive alternative instructions from you, we will automatically replace the merging fund with the surviving fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will automatically move the Policy value of the liquidated fund to the current money market fund for each of these programs.
Optional Supplemental Benefits — You may add additional benefits to your Policy by electing one or more of the riders described below. Some riders involve additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider.
Waiver of Specified Amount Disability Benefit Rider (available for policies issued on or before March 12, 2007) — If you become disabled, you may not be able to work and if your earnings decrease, you may have a difficult time paying your life insurance premium. Under this rider, if the insured becomes totally disabled, we will credit the Policy with an amount specified in your Policy, for as long as the insured remains totally disabled. This will help keep your Policy in force if you fall behind on your premium payments. You choose the level of coverage when you select the rider. The charge for this rider will continue to be deducted during total disability until the rider terminates.
Waiver of Specified Amount Disability Benefit Rider (available for policies issued after March 12, 2007) — If the Insured becomes totally disabled you may have a difficult time paying the life insurance premiums. Under this rider, we will credit the Policy with an amount specified in your Policy until the Insured attains age 65, or at least two years, if longer. The rider is only available at Policy issuance and there is a charge for this rider.
Term Insurance Rider — You may purchase a Term Insurance Rider on yourself as a base insured or on your family members. Under this Rider, we will pay the term life insurance benefit when the covered insured dies, according to the terms of your Policy and the Rider. You may elect this Rider when you purchase your Policy or on any Policy Anniversary. Talcott may require proof of insurability before we issue this Rider. If your Policy offers a No Lapse Guarantee, the face amount of the Term Insurance Rider is generally not covered by the No Lapse Guarantee.
In deciding whether to use the Term Insurance Rider as part of the total coverage under the Policy on the base insured, you should consider the following factors regarding your Policy’s costs and benefits. If you choose to combine flexible permanent insurance coverage with a Term Insurance Rider on the life of the base insured, the Rider provides additional temporary coverage at a cost that may be lower than if you purchased this term life insurance through a separate term life Policy and the policy’s cash surrender value available to you may be higher because there are no surrender charges associated with the Rider. Some Policy monthly charges do not apply to the face amount of the Term Insurance Rider, therefore, using Term Insurance Rider coverage on the base insured may reduce the total amount of premium needed to sustain the total death benefit over the life of the Policy. Under some funding scenarios where the minimum death benefit insurance is increased to meet the definition of life insurance, the use of the Term Insurance Rider may have the effect of increasing the total amount of premium needed to sustain the total death benefit over the life of the Policy.
The compensation paid to your representative may be lower when the Term Insurance Rider is included as part of your total coverage than when your total coverage does not include the Term Insurance Rider.

You may wish to ask your representative for additional customized sales illustrations to review the impact of using Term Insurance Rider coverage in various combinations for your insurance protection needs.
Accidental Death Benefit Rider — You may want additional life insurance coverage in case you die by accident. Under this rider we will pay a specified amount when the insured dies under accidental circumstances. You choose the level of coverage when you select the rider. The rider terminates following the insured’s 70th birthday.
Deduction Amount Waiver Rider — The costs of your Policy are deducted each month through the Monthly Deduction Amount. Under the Deduction Amount Waiver Rider, while the insured is totally disabled, we will waive the Monthly Deduction Amount. This will help keep your Policy in force. Rider benefits are not available if insured becomes disabled after age 65. Rider benefits may vary for individuals between the ages of 60 and 65. See Policy rider for more details.
Cost of Living Adjustment Rider — You may want your life insurance coverage to keep pace with inflation. Under this rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the rider. The Face Amount increases are based on increases in the consumer price index, subject to certain limitations. If you do not accept an increase, this rider is terminated and no future increases will occur. There is no charge for this rider.
Child Insurance Rider — This rider provides term life insurance coverage on all the eligible children of the insured under the Policy. We will pay the term life insurance death benefit amount you elect under this rider upon receipt of due proof of death of an insured child. To receive a death benefit, an insured child must be more than 16 days old but not yet 25 years old. Requirements to become an insured child are described in the rider. There is a per $1,000 charge for this rider that covers all the insured children. This rider may not be available in all policies.
Life Access Accelerated Benefit Rider — In the event the Insured becomes Chronically Ill and is likely to need services for the remainder of the Insured’s life, we will pay an accelerated death benefit to the owner up to 100% of the Death Benefit and any term amount. At your request, the accelerated benefit will be paid in monthly payments or on an annual lump sum basis subject to certain limitations and satisfaction of eligibility requirements, including the Written Certification from a Licensed Health Care Practitioner. The certification must also state that the insured is in need of services under a plan of care and that such services are likely to be needed for the rest of the insured’s life. There may be adverse tax consequences if you receive the rider’s accelerated death benefit. Please refer to the section of your prospectus, special considerations regarding the Life Access Accelerated benefit rider for more details.
Insured will mean the person insured by the Policy to which this Rider is attached whose death benefit is being accelerated.
Chronically Ill means an Insured has been certified by a Licensed Health Care Practitioner as the following:
1.being unable to perform (without Substantial Assistance from another individual) at least two Activities for Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity; or
2.requiring substantial supervision from another individual to protect such individual from threats to health and safety due to a severe Cognitive Impairment; AND
3.needing services pursuant to a Licensed Health Care Practitioner’s Plan of Care as set forth in Written Certification or Re-certification.
Activities for Daily Living refer to basic human functional abilities which measure the Insured’s ability for self care and to live independently without substantial assistance from another individual. These include bathing, continence, dressing, eating, toileting and transferring.
We may require the Insured to be re-examined at Our expense, by a licensed Health Care Provider of Our choosing prior to or during a Benefit Period to ensure that the Insured is Chronically Ill.
We will NOT provide an Accelerated Benefit when the Insureds’ Chronic Illness is a result of any one of the events listed below:
•attempted suicide or intentional self-inflicted injury while sane or insane,
•any act or incident of insurrection or war, declared or undeclared,
•the Insured’s participation in, or attempting to participate in, a felony, riot or insurrection,
•alcoholism or drug addiction, or
•if the Insured’s Licensed Health Care Practitioner resides outside of the United States.
Annual Lump Sum Option
You may elect to receive Your Monthly Benefit Amount as an annual lump sum prior to the start of each Benefit Period. The amount of the annual lump sum payment will equal the present value of the Monthly Benefit Amount payable for each month in the twelve-month period following (a) the date the first monthly benefit payment would otherwise be payable; or the date of each subsequent Benefit Period. Each Monthly Benefit Amount payable will be discounted by a monthly rate, such rate derived from an annual interest rate, never to exceed the greater of (a) the current yield on ninety-day treasury bills; or (b) the current maximum statutory adjustable Policy loan interest rate. Such discount will apply prior to any pro-rata adjustment to the Monthly Benefit Amount payable for loan repayments. Only one annual lump sum payment will be made in any one twelve-month period.
Conditions for Eligibility of Benefit Payments
You are eligible to receive an Accelerated Benefit if the Policy and Rider are in force when all of the following requirements are met:
1.We receive Your request, In Writing, for an Accelerated Benefit;
2.We receive from You Written Certification or Written ReCertification by a Licensed Health Care Practitioner that the Insured is a Chronically Ill individual;
3.We complete, at Our discretion and expense, a personal interview with, and an assessment of, the Insured, including examination or tests by a Licensed Health Care Provider of Our choice; and We receive copies of any relevant medical records from a health care provider involved in the Insured’s care;
4.We receive consent, In Writing, of any assignee of record named under the Policy or any irrevocable beneficiary named under the Policy;
5.You fulfill requirements, if any, regarding limitations on the availability of certain Sub-Accounts while receiving benefit payments; and

6.the Insured is living at the time all of the above requirements are met.
When Benefit Payments End
We will continue to pay Accelerated Benefits under this Rider until the first of the following occur:
1.while the insured is living, when the Insured no longer meets any one of the conditions for eligibility for benefit payments,
2.we are notified to discontinue Accelerated Benefit payments,
3.if any events listed under the Rider Termination occur.
Rider Termination
This Rider will terminate on the first of the following dates:
•the date We receive Your request, In Writing, to terminate it,
•the date You make a Withdrawal under the Policy during a Benefit Period,
•the date the Policy terminates,
•the date We receive notification, In Writing, of the death of the Insured,
•the date the Lifetime Benefit Amount is exhausted, or
•the date on which all additional benefits provided by rider are deemed to have terminated according to the terms of any Termination and Maturity Date provision, Continuation Beyond the Insured’s Age 100 provision, or any other like provision of the Policy to which this rider is attached, unless You are receiving benefit payments under this Rider.
In addition, as a condition of eligibility for benefits under the rider, we may impose restrictions or limitations on the availability of certain investment options. We will provide you prior written notice of any such restrictions or limitations and you may terminate this rider at any-time. This rider is only available at Policy issuance and there is a charge for this rider.
Impact of Rider Benefits on Policy and Rider
Accelerating the Death Benefit under this Rider will impact the benefits and values under the Policy and Rider as described below.
After each benefit payment, the Lifetime Benefit Amount in effect immediately prior to such payment will be reduced by each Monthly Benefit Amount payable prior to any pro-rata reduction for loan repayments. In addition, each benefit payment will reduce the values and any no lapse guarantee premium in effect at the time of such payment when such values are multiplied by the following Reduction Ratio:
Reduction Ratio = 1 − (A / B)
Where:
A = is the monthly benefit payment, and
B = is the Eligible Amount immediately prior to a benefit payment.
The Policy’s current values that are reduced by each benefit payment based on the Reduction Ratio are:
Face Amount
Amount of any term Insurance rider on the Insured
Account Value
Surrender Charges
Indebtedness
Monthly No Lapse Guarantee Premium
Cumulative No Lapse Guarantee Premium
Cumulative Premiums (paid to date)
On variable life Policies, We will reduce amounts in the Fixed Account and each Sub-Account based on the proportion of the Account Value in the Fixed Account and each Sub-Account to the amount accelerated.
Accelerated Death Benefit Rider for Terminal Illness (For Talcott Resolution Life Insurance Company Policies Only) — In the event the Specified Insured has a Diminished Life Expectancy of 12 months (24 months in some states) or less, You may request in writing, that we pay a single sum accelerated death benefit to You, subject to certain limitations and proof of eligibility. This accelerated payment of the death benefit can be any amount between $2,500 and $500,000, not to exceed the Benefit Percentage times the Eligible Amount. The sum of the Benefit you may request under this and any other policies issued by us on the life of an Insured may not exceed $500,000. Each request for payment must be accompanied by Proof of Diminished Life Expectancy. The maximum charge for this rider is $300 (one time charge when rider exercised).
Specified Insured will mean the Insured as shown in the Policy specification.
Your option to accelerate benefits under this Rider will be suspended while the death benefit is being so accelerated in accordance with any other accelerated death benefit rider that may be attached to the Policy. Any Policy benefit that is not payable in a single sum or that is payable due to accidental bodily injury or death is not subject to this Rider or to the calculation of the Benefit. Your option to accelerate benefits under this Rider will continue during any non forfeiture, reduced paid-up or extended term period.
We will waive the cost of insurance and expense charges applicable to the Specified Insured’s accelerated benefit. This accelerated payment of the death benefit is subject to the rights of any assignee of record or of any irrevocable beneficiary. They must consent, In Writing, before We will pay the Benefit.
The requested portion of the Eligible Amount will be subject to the following adjustments:
1.A 12-month discount, based on the Discount Rate, will apply to the requested portion of the Eligible Amount. This discount reflects the early payment of the proceeds under Your Policy.
2.If, on the date We approve Your request, there is a Policy loan outstanding and the acceleration relates to insurance on the life of the Insured under the base Policy, a reduction to the requested portion of the Eligible Amount will apply. This reduction serves to repay the Policy loan.
3.A deduction will be made for the administrative charge if We approve Your request.
The Benefit payable to You will be equal to the requested portion of the Eligible Amount as may be reduced by the maximums and limitations of this Rider minus 1, 2 and 3 above. Rather than having Your Benefit reduced by 3 above, You may elect to pay this amount directly to Us.
We reserve the right to obtain an independent medical examination and We retain the right to make final determination regarding eligibility for benefits.
Policy Lien
Accelerated death benefit payments made under this Rider are an advance of the Specified Insured’s death benefit. We will establish a lien against that Specified Insured’s death benefits if We pay benefits under this Rider. Upon payment of any accelerated death benefit, access to the portion of the Policy’s cash value attributable to the Specified Insured is restricted to the excess of that cash value over the sum of any outstanding Indebtedness, applicable Surrender Charge and this lien. The amount of the lien will be equal to all benefits paid under this Rider. The lien will be removed once We pay the death benefit or on the Policy Adjustment Date. If You lapse or surrender the Policy before the Policy Adjustment Date, Your cash value will be reduced by the amount of the lien which applies to the cash value.
We will charge interest on the lien. Interest will accrue from the date of the accelerated payment to the earlier of the date the Policy terminates or the Policy Adjustment Date. We will add accrued interest to the lien at the time of Policy adjustment. The rate of interest charged will be equal to the Discount Rate.
Policy Adjustment
On the Policy Adjustment Date, We will adjust the Policy in order to satisfy the lien created by the accelerated death benefit payment. We will adjust the death benefit of the Specified Insured. The adjusted death benefit will be the death benefit before adjustment, less the amount of Policy lien, including interest created by the accelerated payment. Any Cash Value, Policy Value or Surrender Charge will be reduced in the same proportion that the Death Benefit was reduced. These reductions will be made on the Policy Adjustment Date.
If the Specified Insured is the Base Policy Insured and the lien equals 100% of the Death Benefit, the Policy will terminate, and any riders attached to the Policy that provide insurance on the life of any other person will be administered according to the rider provisions regarding the death of the Base Policy Insured. If the Specified Insured is an additional person insured by a rider on the base Policy and the lien equals 100% of the Face Amount of the rider, the rider coverage applicable to the Specified Insured will terminate.
Exclusions
This Rider does not provide accelerated death benefits if the Specified Insured or his/her Physician reside outside the United States of America.
Rider Termination
This Rider will terminate at earliest of the following:
1.when We receive Your request, in Writing, to cancel it;
2.when the Policy terminates;
3.on the Policy Adjustment Date.
No-Lapse Guarantee Riders
Enhanced No-Lapse Guarantee Rider — There are circumstances that could cause your Policy to terminate or “lapse.” So your Policy has a built-in “No-Lapse Guarantee” that will provide a minimum level of death benefit protection for a limited time after your Policy would have otherwise terminated. The built-in No-Lapse Guarantee is described in the section of this prospectus entitled “Lapse and Reinstatement.” If you elect the Enhanced No-Lapse Guarantee Rider, it allows you to lengthen the period of time that the built-in No-Lapse Guarantee will remain in effect. This period of time is called the “No-Lapse Guarantee Period,” which may be extended under the rider as follows:
•If the insured is age 60 or younger you may choose to extend the No-Lapse Guarantee Period to 20 years;
•If the insured is between the ages of 61 and 69 you may choose to extend the No-Lapse Guarantee Period to age 80;
•If the insured is between the ages of 70 and 80 you may choose to extend the No-Lapse Guarantee to 10 years;
•If the insured is between the ages of 81 and 85 you may choose to extend the No-Lapse Guarantee Period to age 90.
Lifetime No-Lapse Guarantee Rider — Under this rider, you may extend the No-Lapse Guarantee Period for the life of the insured.
See “Lapse and Reinstatement” for a more complete description of the No-Lapse Guarantee, the Enhanced No-Lapse Guarantee Rider, and the Lifetime No-Lapse Guarantee Rider.
Policy Continuation Rider — This rider gives you the option to continue your Policy at a reduced death benefit with no further Monthly Deduction Amounts in the event your Policy is in danger of default or termination due to excessive Indebtedness. You may elect the benefit under limited circumstances as described in the rider. Subject to the terms and limitations described in the rider, the rider guarantees the Policy will not go into default or terminate due to excessive Indebtedness. At the time you elect the benefit under the rider, a transaction charge will be deducted from your Account Value. The maximum transaction charge is 7% of the Account Value.
Riders may not be available in all states.
Modification of Cash Surrender Value Endorsement — Subject to underwriting approval, you may add an endorsement to your Policy at the time of purchase that provides for a waiver of surrender charges for a limited time. If you add the endorsement and you fully surrender your Policy within three years after purchase, we will not deduct a surrender charge from your Cash Surrender Value. There is no additional charge for the endorsement. However, if you choose to add this endorsement, the No-Lapse Guarantee of the Policy is not offered and is removed from your Policy.
Policy Settlement Options
Proceeds from your Policy may be paid in a lump sum or may be applied to one of the available settlement options listed in your Policy. At the time proceeds are payable, the Beneficiary can select the method of payment.
Pathways Program Option
If the Death Benefit payment is $10,000 or greater, the Beneficiary may elect to have their death proceeds paid through our Pathways Program (“Pathways Program”). Under the Pathways Program, the proceeds remain in Our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC). The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write drafts accounts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. Any interest paid to the Beneficiary (Account holder) will be taxable to the Beneficiary (Account holder) in the tax year that it is credited. We may not offer the Pathways Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Pathways Program, Prudential earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest wecredit to the Beneficiary (Account holder) and we may make a profit from the difference.

The minimum amount that may be placed under the following settlement options is $5,000, subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement..
First Option — Interest Income
Payments of interest at the rate we declare (but not less than 2% per year) on the amount applied periodically under this option. You may request these payments to be made monthly, quarterly, semi-annually or annually. At any time you may request to receive the lump sum of the money that we are holding.
Second Option — Income of Fixed Amount
Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 2% per year) is exhausted. You may request these payments to be made monthly, quarterly, semi-annually or annually. The final payment will be for the balance remaining.
Third Option — Payments for a Fixed Period
An amount payable monthly for the number of years selected, which may be from one to 30 years.
The Policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the Third Option.
The tables for the First, Second and Third Options are based on a net investment rate of 2% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.
Other arrangements for income payments may be agreed upon.
Benefits at Maturity — The scheduled maturity date is shown in your Policy and is the last date on which you may elect to make premium payments. Unless you elect to continue the Policy beyond this date, the Policy will terminate and any Cash Surrender Value will be paid to you.
If elected, the Policy may continue in force after the scheduled maturity date if (a) the Policy was in force on the scheduled maturity date; and (b) the owner of the Policy (including any assignee of record) agrees in writing to this continuation.
At the scheduled maturity date, you may elect one of two options.
Under Option 1:
•Policy values will be transferred to the Fixed Account and no further transfers will be allowed;
•The Face Amount will be set equal to the Death Benefit on the maturity date;
•the Death Benefit Option will be changed to Option A (Level Option).
Under Option 2:
•The Face Amount will be set equal to the Death Benefit minus the Account Value on the maturity date;
•the Death Benefit Option will be changed to Option B (Return of Account Value Option) with no evidence of insurability being required;
•the Account Value, if any, will continue to fluctuate with investment performance;
Under both Option 1 and 2:
•any loans will continue to accrue interest and become part of Indebtedness;
•no future Monthly Deduction Amounts will be deducted;
•no further premium payments will be accepted;
•all additional benefits provided by rider will terminate at the scheduled maturity date;
•the Policy may terminate due to excessive Indebtedness; and
•loan repayments may still be made during this time.
Otherwise, the Policy will terminate on the scheduled maturity date.
Class of Purchasers
Reduced Charges — The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that We believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.
How Policies Are Sold
Pruco Securities, LLC an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Policy. Pruco Securities, LLC, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities, LLC is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities, LLC’s principal business address is 751 Broad Street, Newark, New Jersey 07102.
We pay compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the policies according to schedules in the sales agreements and other agreements reached between us and the Financial Intermediaries. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.
Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the policy, depending on the agreement between your financial professional and his or her firm.
These payments are described in more detail in the Statement of Additional Information (SAI) printed with this prospectus. You may also obtain a copy of the SAI by calling 1-800-231-5453.
Premiums
Application for a Policy — To purchase a Policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds age 85 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a Policy will be made without your consent. The minimum initial premium is the amount required to keep the Policy in force for one month, but not less than $50.
Your Policy will be effective on the Policy date only after we receive all outstanding delivery requirements and the initial premium payment. The Policy date is the date used to determine all future cyclical transactions on the Policy, such as Monthly Activity Date and Policy years.
Premium Payment Flexibility — You have flexibility as to when and in what amounts you pay premiums. Prior to Policy issue, you can choose a planned premium, within a range we determined, based on the Face Amount and the insured’s sex (except where unisex rates apply), issue age and risk classification. We will send you premium notices for planned premium. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premium payments automatically deducted monthly from your checking account. When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction. The planned premium and payment mode you select are shown on your Policy’s specifications page. You may change the planned premium at any time, subject to our minimum amount rules then in effect.
After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Account Value and could affect the amount and duration of insurance provided by the Policy. Your Policy may lapse if the value of your Policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the Policy from terminating. For details see, “Lapse and Reinstatement.”
You may pay additional premiums at any time prior to the scheduled maturity date, subject to the following limitations:
•The minimum premium that we will accept is $50 or the amount required to keep the Policy in force.
•We reserve the right to require evidence of insurability for any premium payment that results in an increase in the death benefit greater than the amount of the premium.
•Any premium payment in excess of $1,000,000 is subject to our approval.
In some cases, applying a subsequent premium payment in a Policy year could result in your Policy becoming a modified endowment contract (MEC) (See Federal Tax Considerations section for additional information on MEC policies). If we receive a subsequent premium payment that would cause the Policy to become a MEC, we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice. You have 2 weeks from the date of the notice to respond.
•If we receive the premium within 20 calendar days prior to the Policy anniversary date and it is less than or equal to the planned premium, the premium payment will be considered not in good order. We will hold the payment without interest and credit it to the Policy on the Policy anniversary date. If the Policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy anniversary. The owner will be notified of our action after the premium payment has been credited.
These procedures may not apply if there has been a material change to your Policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your Policy anniversary.
In some cases, applying a subsequent premium payment in a Policy year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in good order and we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary Date or if it is greater than your planned premium, we will return the excess premium payment to you and await further instructions.
•If we receive the premium within 20 calendar days prior to the Policy anniversary date and it is less than or equal to the planned premium, we will hold the payment without interest and credit the premium payment on the Policy anniversary date. If the Policy anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy. The owner will be notified of our action after the premium payment has been credited.
Allocation of Premium Payments
Any premiums we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account during the underwriting process. With respect to any initial premium payment received before the contract date and any premium payment that is not in good order, we may temporarily hold the Premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period. After the Policy is issued, premium payments are not applied to the Policy until they are received in good order at the addresses below or received by us via wire.
Initial Net Premium — During the application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the Fixed Account on the premium allocation form. Any Net Premium received by us in good order prior to the end of the right to examine period, will be allocated to the Hartford Money Market HLS Fund Sub-Account based on the next computed value of the Hartford Money Market HLS Fund Sub-Account. Upon the expiration of the right to examine period, we will automatically allocate the value in the Hartford Money Market HLS Fund to the Fixed Account (if applicable) and the Sub-Accounts according to your premium allocation instructions.
Subsequent Net Premiums — For subsequent Net Premium Payments, you may send allocation instructions to the addresses below in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in good order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in good order will be credited to your

Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the Fixed Account will be credited to your Policy.
You may not exceed twenty (20) investment choices at any given time and the percentage you allocate to each Sub-Account and/or the Fixed Account must be in whole percentages.
How to send premium payments
Mail
You should send premium payments to the following lockbox address:
Talcott Resolution
P.O. Box 9001970
Louisville, KY, 40290-1970
or
To our Individual Life Operations Center at:
Talcott Resolution
P.O. Box 305034
Nashville, TN, 37230-5034
Wire
You may also arrange to pay your premium payments by wire. To wire payments call 1-800-231-5453.
Mailed premium payments not sent to either of the addresses stated above will be considered not in good order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in good order.
You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for such Policy.
If your most recent premium allocation instructions include a Fund (merging Fund) that has been merged into another Fund (surviving Fund) and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the Fixed Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will automatically amend your allocation instructions to replace the liquidated fund with the Money Market Fund.
Accumulation Units — Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts.
The number of accumulation units in each Sub-Account to be credited to a Policy (including the initial allocation to the Hartford Money Market Sub-Account) and the amount to be credited to the Fixed Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Account Value to be invested in the Fixed Account or the Sub-Account. Each portion of the Net Premium or transferred Account Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.
Accumulation Unit Values — The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period.
All valuations in connection with a Policy, (i.e., with respect to determining Account Value, in connection with Policy loans, or in calculation of death benefits, or with respect to determining the number of accumulation units to be credited to a Policy with each premium payment other than the initial premium payment) will be made at the end of the Valuation Period after the request or payment is received by us in good order at the Individual Life Operations Center. If we receive your request or payment in good order before the close of the New York Stock Exchange, it will be applied as of the same Valuation Day. If we receive your request or payment in good order after the close of the New York Stock Exchange, it will be invested on the next Valuation Day. If we receive your request or payment in good order on a non-Valuation Day, it will be invested on the next Valuation Day. Requests for Sub-Account transfers received on any Valuation Day in good order after the close of the NYSE or a non-Valuation Day will be invested on the next Valuation Day.
Account Values — Each Policy will have an Account Value. There is no minimum guaranteed Account Value.
The Account Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the Fixed Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.
A policy’s Account Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the Policy have been allocated. The Account Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. A policy’s Account Value equals the policy’s value in all of the Sub-Accounts, the Fixed Account, and the Loan Account. A policy’s Cash Value is equal to the Account Value less any applicable surrender charges. A policy’s Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any Indebtedness. See “Accumulation Unit Values,” above.
We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days after we receive all the information needed to process the payment, unless the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners.

Death Benefits and Policy Values
Death Benefit — Your Policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. Your Policy will be effective on the Policy date only after we receive all outstanding delivery requirements and the initial premium payment. You must notify us in writing as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the death benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period. The death benefit depends on the death benefit option you select.
Death Benefit Options — You have four death benefit options available. Options A, B and C are available when you purchase your Policy. Option D is not available when you purchase your Policy, however, you may change from Option B to Option D.
•Option A (Level Option) Under this option, the death benefit is the current Face Amount.
•Option B (Return of Account Value Option) Under this option, the death benefit is the current Face Amount, plus the Account Value on the date we receive due proof of the insured’s death.
•Option C (Return of Premium Option) Under this option, the death benefit is the current Face Amount, plus the sum of the premiums paid. This death benefit option is Subject to an overall maximum, which is currently the Face Amount plus $5million.
•Option D (Decreasing Option) Under this option, the death benefit is the current Face Amount, plus the lesser of:
•the Account Value on the date we receive due proof of the insured’s death;or
•the Account Value on the date of the change from death benefit Option B (Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.
Death Benefit Option Changes — You may change your death benefit option by notifying us in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request. If the insured dies before the Monthly Activity Date after we receive your request, we will pay the death benefit as if you had never changed your death benefit option.
The following changes are allowed without evidence of insurability:
•You may change Option A (Level Option) to Option B (Return of Account Value Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change, decreased by the then current Account Value.
•You may change from Option B (Return of Account Value Option) to Option D (Decreasing Option). The Option D death benefit is the current Face Amount increased by the lesser of:
•the Account Value on the date we receive due proof of death of the insured; or
•the Account Value on the date of you changed the death benefit option from Option B(Return of Account Value) to Option D (Decreasing Option), reduced by any withdrawals.
•You may change Option C (Return of Premium Option) to Option A (Level Option). If you do, the Face Amount will become that amount available as a death benefit immediately prior to the option change.
In addition, you may change from Option B(Return of Account Value Option) to Option A (Level Option). However, if this change would result in a Face Amount that exceeds our guidelines and limitations that may be in effect, you must provide evidence of insurability satisfactory to us. If you do, the Face Amount will become the Face Amount immediately prior to the option change increased by the Account Value on the date of the option change.
You should consult a tax adviser regarding the possible adverse tax consequences resulting from a change in your death benefit option.
Minimum Death Benefit — The Policy must satisfy a death benefit compliance test to qualify as life insurance under section 7702 of the Internal Revenue Code. The test effectively requires that the death benefit always be equal to or greater than the Account Value multiplied by a certain percentage. Your Policy has a minimum death benefit. We will automatically increase the death benefit so that it will never be less than the Account Value multiplied by the minimum death benefit percentage for the then current year. This percentage varies according to the Policy year and each insured’s issue age, sex (where unisex rates are not used) and insurance class. This percentage will never be less than 100% or greater than 1400%. The specified percentage applicable to you is listed on the specifications page of your Policy.
Examples of Minimum Death Benefit:

	A	B
Face Amount	$100,000	$100,000
Account Value	46,500	34,000
Specified Percentage	250%	250%
Death Benefit Option	Level	Level
In Example A, the death benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.
In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).
Valid Death Claims — The Company will pay the death proceeds (death benefit less indebtedness) to the beneficiary normally within seven days after proof of death of the insured is received by us, at the Individual Life Operations Center, and the Company has: 1) verified the validity of the claim; 2) received all required beneficiary forms and information; 3) completed all investigations of the claim; and 4) determined all other information has been received and is in good order.
Unscheduled Increases and Decreases in Face Amount — At any time after the first Policy year, you may request in writing to change the Face Amount. The minimum amount by which the Face Amount can be increased or decreased is based on our rules then in effect. We reserve the right to limit the number of increases or decreases made under the Policy to not more than one in any 12 month period.
All requests to increase the Face Amount must be applied for on a new Policy application and accompanied by your Policy. All requests will be subject to evidence of insurability satisfactory to us. Any increase approved by us will be effective on the date shown on the new policy’s specifications page, provided that the Monthly Deduction Amount for the first month after the effective date of increase is made. Any unscheduled increase will be subject to additional Monthly Per $1,000 Charges, additional cost of insurance charges and additional surrender charges, all of which are based on the attained age of the insured at the time of the increase. We will send you additional Policy specification pages describing these charges. If you elect to decrease your Face Amount, the decrease will result in an overall reduction of charges because the amount of insurance coverage has decreased. However, the rate of charges will remain the same.
Charges and Policy Values — Your Policy values decrease due to the deduction of Policy charges. Policy values may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your account value may have an effect on your death benefit. If your Policy lapses, the Policy terminates and no death benefit will be paid.
Making Withdrawals From Your Policy
Surrender — Provided your Policy has a Cash Surrender Value, you may surrender your Policy to us. We will pay you the Cash Surrender Value. Our liability under the Policy will cease as of the date we receive your request in writing at our Designated Address or the date you request your surrender, (our current administration rules allow a Policy Owner to designate a future surrender date, no more than ten calendar days from the date we receive the request) whichever is later.
Withdrawals — You may make one withdrawal each calendar month. The minimum withdrawal is $500. The maximum withdrawal is the Cash Surrender Value less $1,000. If the death benefit option then in effect is Option A or Option C, the Face Amount will be decreased by an amount equal to the reduction in the Account Value resulting from the withdrawal. The minimum Face Amount required after a withdrawal is subject to our rules then in effect. Unless specified otherwise, the withdrawal will be deducted pro rata from the Fixed Account and the Sub-Accounts. If You request a withdrawal to be taken from specified investment choices and there is insufficient value in a choice to satisfy your request, then the withdrawal will be taken on a pro rata basis across all investment choices. Currently, we do not impose a withdrawal charge. However, we reserve the right to charge up to $10 per withdrawal.
We will normally pay You the amount of the Withdrawal or Cash Surrender Value, less any taxes and applicable charges, within seven calendar days of Our receipt of a good order request. We may, however, delay payment of amounts from the Sub-Accounts if the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, the Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners. In addition, we may delay payment of proceeds that are not attributable to the Sub-Accounts for up to six months for the date of Our receipt of a good order request.
Loans
Availability of Loans — At any time while the Policy is in force and has a Cash Surrender Value, You may obtain a loan from Us. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any policies You have with Us. The minimum loan is $500. In Tennessee, there is no minimum.
When you take a loan, an amount equal to the loan is transferred from your investment choices to the Loan Account as collateral.
Unless you specify otherwise, all loan amounts will be transferred on a pro rata basis from the Fixed Account and each of the Sub-Accounts to the Loan Account.
If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, your Policy will go into default. See “Lapse and Reinstatement.”
Preferred Indebtedness — If, at any time after the tenth (10th) Policy anniversary, your Account Value exceeds the total of all premiums paid since issue, a portion of your Indebtedness may qualify as preferred. Preferred Indebtedness is charged a lower interest rate than non-preferred Indebtedness. The maximum amount of preferred Indebtedness is the amount by which the Account Value exceeds the total premiums paid and is determined on each Monthly Activity Date.
Loan Repayments — You can repay all or any part of a loan at any time while your Policy is in force and the insured is alive. The amount of your Policy loan repayment will be deducted from the Loan Account. It will be allocated among the Fixed Account and Sub-Accounts in the same percentage as premiums are allocated. All loan repayments must be clearly marked as such. Any payment not clearly marked as a loan repayment will be considered to be a premium payment.
Effect Of Loans On Account Value — A loan, whether or not repaid, will have a permanent effect on your Account Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the Fixed Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. Therefore, it is generally advisable to use any Premium Payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the Fixed Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Fixed Account and the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.
Credited Interest — Any amounts in the Loan Account will be credited with interest at an annual rate of 3.0%.
Interest Charged on Indebtedness — Interest will accrue daily on the Indebtedness at the Policy loan rate. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, additional collateral will be transferred to the Loan Account. The additional collateral equals the difference between the Indebtedness and the value of the Loan Account. The additional collateral, if any, will be transferred on each Monthly Activity Date from the Fixed Account and the Sub-Accounts to the Loan Account on a pro rata basis.
Policy Loan Rates — The table below shows the maximum interest rates we will charge on your Indebtednes s.

During Policy Years	Portion of Indebtedness	Interest Rate Charged
1-10	All	5%
11 and later	Preferred	3.25%
	Non-Preferred	3.50%
Lapse and Reinstatement
Lapse and Grace Period — Your Policy will go into default on any Monthly Activity Date on which the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount and the No-Lapse Guarantee is not available.
If the Policy goes into default, we will send You a lapse notice to warn you that the Policy is in danger of terminating. This notice will be mailed at least 61 days before your coverage is to terminate. It will be mailed both to you and to any assignee of record. This lapse notice will tell you the minimum premium required to keep the Policy from terminating. This minimum premium will never be greater than an amount which results in a Cash Surrender Value equal to the current Monthly Deduction Amount plus the next two Monthly Deduction Amounts as of the date your Policy goes into default.
We will keep your Policy in force for the 61-day period following the date your Policy goes into default. We call that period the “Grace Period.” However, if we have not received the required premiums (specified in your lapse notice) by the end of the Grace Period, the Policy will terminate. If the insured dies during the Grace Period, we will pay the death proceeds reduced by any money you owe us, such as outstanding loans, loan interest or unpaid charges.
No-Lapse Guarantee — The Policy will remain in force at the end of the Policy Grace Period as long as the No-Lapse Guarantee is available. The No-Lapse Guarantee is available as long as:
•The Policy is issued to an insured age 75 or less;
•The No-Lapse Guarantee Period has not expired; and
•On each Monthly Activity Date during the No-Lapse Guarantee Period, the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals, equal or exceed an amount known as the Cumulative No-Lapse Guarantee Premium.
Starting on the effective date of your Policy, the length of the No-Lapse Guarantee Period is:
•20 years or to an insured age 75 or if sooner, but never less than 5 years.
While the No-Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your Death Benefit will be at least equal to the Face Amount. If the insured dies while the No-Lapse Guarantee is available, we will pay the death proceeds.
If there is any increase or decrease in the Face Amount, or any change in rider coverage or a change in insurance class, a new monthly No Lapse Guarantee Premium will be calculated. We will send you a notice of the new monthly No-Lapse Guarantee Premium, which will be used in calculating the Cumulative No-Lapse Guarantee Premium in subsequent months.
The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.
Enhanced No-Lapse Guarantee Rider — If you select the Enhanced No-Lapse Guarantee Rider, it lets you extend the No-Lapse Guarantee Period as follows:
•If the insured is age 60 or younger you may choose to extend the No-Lapse Guarantee Period to 20 years;
•If the insured is between the ages of 61 and 69 you may choose to extend the No-Lapse Guarantee Period to age 80;
•If the insured is between the ages of 70 and 80 you may choose to extend the No-Lapse Guarantee to 10 years;
•If the insured is between the ages of 81 and 85 you may choose to extend the No-Lapse Guarantee Period to age 90.
While the No Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your death benefit will be at least equal to the Face Amount.
With the Enhanced No-Lapse Guarantee Rider, the Policy will go into default after the 10th Policy anniversary if the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. If the Policy goes into default after the 10th Policy anniversary, and the No-Lapse Guarantee remains available under the Enhanced No-Lapse Guarantee Rider, the Policy will remain in force with the following modifications:
•the death benefit option will be Option A (Level Option);
•all riders other than the Enhanced No-Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate;
•any future scheduled increases in the Face Amount will be cancelled; and
•no death benefit option changes will be allowed while the Policy remains in default.
The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.
Lifetime No-Lapse Guarantee Rider — If you select the Lifetime No-Lapse Guarantee Rider, it lets you extend the No-Lapse Guarantee Period to the end of the life of the insured.
With the Lifetime No-Lapse Guarantee Rider, the Policy will go into default if the Account Value less Indebtedness is not sufficient to cover the Monthly Deduction Amount. If the Policy goes into default, and the No-Lapse Guarantee remains available under the Lifetime No-Lapse Guarantee Rider, the Policy will remain in force with the following modifications:
•the death benefit option will be Option A (Level Option);
•all riders other than the Enhanced No-Lapse Guarantee Rider and the Child Insurance Rider, if applicable, will terminate;
•any future scheduled increases in the Face Amount will be cancelled; and
•no death benefit option changes will be allowed while the Policy remains in default.
While the No Lapse Guarantee is available, we guarantee your Account Value will never be less than zero and your death benefit will be at least equal to the Face Amount.
The No-Lapse Guarantee is not available if you elect the Modification of Cash Surrender Value Endorsement.
Grace Period for Lifetime No-Lapse Guarantee Rider — If on any Monthly Activity Date, after the second Policy anniversary, the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals from the Policy, are less than the Cumulative No-Lapse Guarantee Premium on the Monthly Activity Date 24 months prior to the current Monthly Activity Date, a No-Lapse Guarantee Grace Period of 61 days will begin. A notice will be mailed at least 30 days prior to termination of the No-Lapse Guarantee. It will be mailed both to you and to any assignee of record, at the last known address(es). That notice will warn you that you are in danger of losing the Lifetime No-Lapse Guarantee and will tell you the amount of premium you need to pay to continue the Lifetime No-Lapse Guarantee.
The Lifetime No-Lapse Guarantee will be removed from the Policy if the required premium is not paid by the end of the Lifetime No-Lapse Guarantee Grace Period. You will receive a written notification of the change and the Lifetime No-Lapse Guarantee will never again be available or in effect on the Policy. Loss of the No-Lapse Guarantee at the end of the No-Lapse Guarantee Grace Period does not automatically cause the Policy to terminate; however the Policy will terminate if the continued existence of the No-Lapse Guarantee was what was preventing the Policy from terminating.
The No-Lapse Guarantee Grace Period is only available to the Lifetime No-Lapse Guarantee Rider.
Reinstatement — Prior to the death of the insured, a Policy may be reinstated prior to the maturity date, provided such Policy has not been surrendered for cash, and provided further that:
•You request reinstatement in writing within five years after termination;
•You submit satisfactory evidence of insurability to us;
•Any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and
•You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and (b) the sum of Monthly Deduction Amounts for the next three months after the date the Policy is reinstated.
The Account Value on the reinstatement date equals:
•The Cash Value at the time of Policy termination; plus
•Net Premiums derived from premiums paid at the time of Policy reinstatement; minus
•the Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus
•the Surrender Charge at the time of Policy reinstatement. The Surrender Charge is based on the duration from the original Policy date.
Federal Tax Considerations
Tax Treatment Of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) the Cash Value Accumulation Test or (2) the Guideline Premium Test. At issue, the Contract Owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.
Changes in your Contract may result in your Contract being considered newly issued and require “re-testing” of a Contract under either the Cash Value Accumulation Test or Guideline Premium Test using the mandatory Commissioner Standard Ordinary Mortality (CSO) Table and prescribed interest rates as of that date.
You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:
• you will not be taxed on the growth of the Contract Fund unless you receive a distribution from the Contract or if the Contract lapses or is surrendered, and
• the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance or to comply with applicable federal tax law.
The Contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Contract after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts
• If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
• Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

• Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.
• Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax unless the Contract is surrendered or lapsed.
Modified Endowment Contracts
• The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of Scheduled Premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Contract to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.
• If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured’s death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
• Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.
• All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
• Changes in the Contract, including changes in death benefits, may require additional testing to determine whether the Contract should be classified as a Modified Endowment Contract.
Investor Control. The tax law limits the amount of control you may have over choosing investments for the Contract. If this “investor control” rule is violated the Contract assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Income Tax Withholding. You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Contract to a foreign person, we are required to provide an information return regarding the transfer to you and the Internal Revenue Service (“IRS”).
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may not be permitted under the tax law.
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales of Issued Life Insurance Policies to Third Parties. If you sell your Contract to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Contract in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your cash surrender value and cost basis information with respect to the Contract as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the death benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax Qualified Pension Plans
You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issued such Contracts with a minimum Face Amount of $10,000, and with increases and decreases in the Face Amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the Scheduled Premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity Contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for a Contract issued in connection with a tax-qualified pension plan. Variable reduced paid-up insurance and payment of the Cash Surrender Value are the only options on lapse available for Contracts issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT.
You should consult a qualified tax advisor before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Contract from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a policy owner’s ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.
Financial Information
Our audited consolidated financial statements are shown in the Statement of Additional Information and should be considered only as bearing upon our ability to meet its obligations under the Contract. The Account's audited financial statements are also available in the Statement of Additional Information to this prospectus.
Glossary of Special Terms
1933 Act: Refers to the Securities Act of 1933, as amended.
1940 Act: Refers to the Investment Company Act of 1940, as amended.
Account Value: the total of all amounts in the Fixed Account, Loan Account and Sub-Accounts.
Application: A form or set of forms that must be completed and signed by the prospective Owner and each Insured before We can issue a Policy.
Benefit Net Amount at Risk: the Benefit amount at risk equals the policy death benefit plus any joint term insurance amount multiplied by the LifeAccess Specified Percentage minus the Policy Account Value.
Benefit Percentage: the percentage of the Eligible Amount used to calculate the Benefit. This percentage is selected by You when the Benefit is applied for and cannot be greater than 100%. The benefit percentage is set at issue.
Benefit Period: a period of time not to exceed twelve consecutive months. Such Period begins on the later of: (a) the date We approve a request for an Accelerated Benefit, or (b) the date all Conditions for Eligibility of Benefit Payments have been satisfied, and ends on the earlier of: (c) the end of twelve consecutive months, or (d) the date benefit payments end as described under the When Benefit Payments End provision.
Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom insurance proceeds are paid.
Cash Surrender Value: the Cash Value less all Indebtedness.
Cash Value: the Account Value less any applicable Surrender Charges.

Cognitive Impairment: the deterioration or loss of the Insured’s intellectual capacity which is confirmed by a Licensed Health Care Practitioner and measured by clinical evidence and standardized tests that reliably measure the Insured’s impairment in: short or long term memory, orientation as to person, place and time, deductive or abstract reasoning, or judgment as it relates to safety awareness.
Company (Issuing Company): Talcott Resolution Life and Annuity Insurance Company. The name of the company that issues your Policy appears on the Policy and is determined primarily by the state where you purchased the Policy.
Cumulative No-Lapse Guarantee Premium: The premium required to maintain the No-Lapse guarantee.
Designated Address: Our address for receiving premium payments and other policyholder requests.
The Designated Address for sending premium payments is the address on your bill or Policyowner Services, P.O. Box 9001970, Louisville, TN 40290-1970 .
The Designated Address for sending all other policy holder transactions is to Policyowner Services, P.O. Box 305034, Nashville, TN 37230-5034.
Face Amount: an amount we use to determine the Death Benefit. On the Policy date, the Face Amount equals the initial Face Amount shown in your Policy. Thereafter, it may change under the terms of the Policy.
Fixed Account: part of our general account to which all or a portion of the Account Value may be allocated.
Funds: the registered open-end management companies in which assets of the Separate Account may be invested.
Diminished Life Expectancy: a Physician has certified that the Specified Insured has an illness or medical condition that is reasonably expected to result in the death of the Specified Insured within 12 months or less from the date of the certification.
Eligible Amount: is the current Face Amount of the Policy and any term insurance Rider covering the Specified Insured attached to the Policy that is not within two years of expiry.
Good Order: means all necessary documents and forms are complete and in our possession.
Indebtedness: all loans taken on the Policy, plus any interest due or accrued minus any loan repayments.
Licensed Health Care Practitioner: any physician (as defined in section 1861(r)(1) of the Social Security Act) and any registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of Treasury. The Licensed Health Care Practitioner: (1) must be acting within the scope of his or her license in the state of licensure when providing Written Certification or Written Re-Certification required by this Rider; and (2) may not be You, the Insured, or Your or the Insured’s immediate family. Licensed Health Care Practitioners that provide diagnosis and treatments to insured, must reside inside the United States.
Lifetime Benefit Amount: the maximum amount that may be accelerated during the lifetime of the Insured and while the Rider remains in effect. The Lifetime Benefit Amount is equal to: (1) the Eligible Amount; times (2) the LifeAccess Specified Percentage. Where: (a) Eligible Amount on the Policy Date equals the initial Face Amount plus any term insurance amount covering the Insured under the Policy; thereafter Eligible Amount equals current Death Benefit plus any term insurance amount covering the Insured under the Policy; and (b) Lifeaccess Specified Percentage equals 100% of the Eligible Amount, unless You have elected Death Benefit Option A at the time of application for the LifeAccess Accelerated Death Benefit Rider, in which case You may select a percentage at that time, such percentage not to exceed 100% or result in a Lifetime Benefit Amount of less than Our minimum rules then in effect. The LifeAccess Specified Percentage is shown in the Additional Benefits and Rider section of the Policy Specifications and will remain fixed for the life of the Rider. Acceleration of benefits will reduce the Lifetime Benefit Amount in accordance with the Impact of Rider Benefits on Policy and Rider provision. In addition, transactions made under the Policy, such as Face Amount Increases and Decreases and Loans, will impact the Eligible Amount in the same manner that such transactions impact the Policy’s Death Benefit.
Loan Account: an account established for any amounts transferred from the Fixed Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.
Monthly Activity Date: the Policy date and the same date in each succeeding month as the Policy date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.
Monthly Deduction Amount: the total amount of charges deducted from the Policy on a monthly basis.
Net Premium: the amount of premium credited to Account Value. It is premium paid minus the sales load and premium tax charge.
No-Lapse Guarantee: A Policy feature or rider that guarantees your Policy will not lapse regardless of Account Value as long as You meet the requirements of the guarantee.
Physician: a doctor of medicine or osteopathy legally authorized to practice medicine and surgery by the State in which he performs such function or action. For purposes of this definition, a“State” means each of the United States of America, the District of Columbia and the Commonwealth of Puerto Rico. The physician may not be the Specified Insured, a member of the Specified Insured’s immediate family or the Owner of the Policy.
Plan of Care: a written plan for care designed especially for the Insured by a Licensed Health Care Practitioner specifying the Services needed by the Chronically Ill Insured.
Policy: A legal contract between the Owner and Talcott Resolution Life and Annuity Insurance Company that provides a death benefit payable to the beneficiary upon death of the Insured in accordance with the Policy.
Policy Owner: The Owner or entity named as such in the application whom has all the rights stated in this Policy while the Insured is living.
Proof of Diminished Life Expectancy: You must supply Proof of Diminished Life Expectancy, without expense to Us, with each request for an accelerated payment of the death benefit. Proof must include, but is not limited to, a statement by a Physician attesting to the Specified Insured’s life expectancy, and must be in Writing and satisfactory to Us.
Pro rata basis: an allocation method based on the proportion of the Account Value in the Fixed Account and each Sub-Account.

Separate Account: an account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the Policy belongs from our other assets.
Sub-Account: a subdivision of the Separate Account.
Substantial Assistance: stand-by or hands-on assistance from another person without which the Insured receiving such assistance would be unable to perform the Activity for Daily Living. Stand-by assistance means the presence of another person within arm’s reach of the Insured that is necessary to prevent, by physical intervention, injury to the Insured while he/she is performing the Activity for Daily Living. Hands-on assistance means the direct physical assistance of another person.
Surrender Charge: a charge that may be assessed if you surrender your Policy or the Face Amount is decreased.
Underlying funds — The mutual funds that the Sub-Accounts invest in. The Underlying Funds are offered exclusively as investment choices in variable insurance products issued by life insurance companies. They are not offered or made available directly to the public. These portfolios may contain different investments than the similarly named mutual funds offered by the money manager; therefore, investment results may differ. Fund holdings and investment strategies are subject to change. Investments in some funds may involve certain risks and may not be appropriate for all investors.
Valuation Day: the date on which a Sub-Account is valued. This occurs every day the New York Stock Exchange is open for trading. Values of each Sub-Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us, our: Talcott Resolution Life and Annuity Insurance Company.
Written Certification: written documentation obtained by You, at Your or the Insured’s expense, from a Licensed Health Care Practitioner certifying that the Insured is Chronically Ill as defined herein and specifying that Services are likely to be needed for the rest of the Insured’s Life. Such Written Certification must have been made within the 12-month period preceding the date of each request for an Accelerated Benefit.
Written Re-Certification: Written Certification that We will require from You at least annually prior to the start of each Benefit Period following the initial Benefit Period in order for You to be eligible for an Accelerated Benefit payment in such subsequent Benefit Period, provided all other Conditions for Eligibility for Benefit Payments are met. Such Written ReCertification must have been made within the 12-month period preceding the date of each request for an Accelerated Benefit.
You, your: the owner of the Policy.

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Appendix A — Policies Issued Before December 1, 2003 as Stag Variable Life Artisan
If you purchased your policy before December 1, 2003, the following provisions of the prospectus are replaced with the following. Prior to this date, the policy was sold under the name of “Stag Variable Life Artisan.”
You must allocate your Premium Payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors (“Funds”). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds are part of the following portfolio companies: AllianceBernstein Variable
Products Series Fund, Inc., American Funds Insurance Series, BlackRock Variable Series, Inc., Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Hartford Series Fund, Inc., Invesco Variable Insurance Funds, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Morgan Stanley Variable Insurance Fund, Inc., and Putnam Investments. The Funds are described in greater detail in “The Funds” section of this Appendix.
Summary of Benefits and Risks
The following is added to the Summary of Benefits and Risks: If your policy was issued before December 1, 2003:
• Death Benefit Option D (Decreasing Option) is not available;
• You may invest in up to 20 different investment choices within your policy, From the available investment options a nd a Fixed Account. You may transfer money among your investment choices, subject to restrictions.
• Withdrawals may be subject to a surrender charge.
Fee Tables
The Fee Tables are replaced with the following:
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.
Transaction Fees

Charge	When Charge Is Deducted	Amount Deducted
Front-end sales load	When you pay premium.	Maximum Charge 2.0% of premium.
Tax Charge on Premium Payments	When you pay premium.
A percent of premium which varies by your state and municipality of residence. The range of premium tax charge is generally between 0% and 4%. This rate will change if your state or municipality changes its premium tax charges. It may change if you change your state or municipality of residence.

Federal Tax Charge	When you pay premium.	Maximum Charge: 1.25% of premium.
Administrative Expense Surrender Charge (1)	If you surrender your policy during the first 15 years. If you decrease the face amount below the initial face amount during the first 15 years. If the policy lapses during the first 15 policy years.
Minimum Charge
$3.00 per $1,000 of initial Face Amount for a 1 year-old female.
Maximum Charge
$5.00 per $1,000 of initial Face Amount for an 85-year-old.
Charge for a representative insured
$5.00 per $1,000 of initial Face Amount for a 44-year-old.

Sales Surrender Charge (1)	If you surrender your policy during the first 15 years. If you decrease the face amount below the initial face amount during the first 15 years. If the policy lapses during the first 15 policy years.
Minimum Charge
$0.00 per $1,000 of initial Face Amount of the net amount at risk for a 1 year-old.
Maximum Charge
$35.00 per $1,000 of initial Face Amount of the net amount at risk for an 80-year-old.
Charge for a representative insured
$7.00 per $1,000 of initial Face Amount of the net amount at risk for a 44-year-old.

Transfer Fees	When you make a transfer after the first transfer in any month.	Maximum Charge: $25 per transfer.*
Withdrawal Charge	When you take a withdrawal.	Maximum Charge: $10 per withdrawal.*
* Not currently being assessed.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Charges Other Than Fund Operating Expenses

Charge	When the Charge is Deducted	Amount Deducted
Cost of Insurance Charges (1)	Monthly.
Minimum Charge
$0.056667 per $1,000 of the net amount at risk for a 10 year-old female non-smoker.
Maximum Charge
$10.475833 per $1,000 of the net amount at risk for an 80-year-old male smoker.
Charge for a representative insured
$0.2633 per $1,000 of the net amount at risk for a 44-year-old male non-smoker.

Mortality and Expense Risk Charge (2)	Monthly.	Maximum Charge: 0.80% of Account Value per policy year.
Administrative Charge (3)	Monthly.	Maximum Charge: $25 per year.
Loan Interest	Monthly if you have taken a loan on your policy.	Maximum Charge: 6% annually
(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.
(2) The maximum mortality and expense risk charge for policy years 1-10 is equal to 0.80% per year. For policy years 11 and later it is equal to 0.50% per year.
(3) The maximum administrative charge is $25 in the first policy year, $10 in policy years 2-10, and $7.50 in policy years 11 and later.

Charge	When Charge is Deducted	Amount Deducted
Yearly Renewable Term Life Insurance Rider (1)	Monthly.
Minimum Charge
$0.056667 per $1,000 of the Face Amount for a 10-year-old female non-smoker.
Maximum Charge
$10.475833 per $1,000 of the Face Amount for an 80-year-old male smoker.
Charge for a representative insured
$0.0565 per $1,000 of the Face Amount for a 44-year-old male non-smoker.

Deduction Amount Waiver Rider (1)	Monthly.
Minimum Charge
6.9% of the monthly deduction amount for a 20-year-old male preferred non-smoker in the first policy year.
Maximum Charge
33.3% of the monthly deduction amount for a 55-year-old female in the first policy year.
Charge for a representative insured
9.2% of the monthly deduction amount for a 44-year old male preferred non-smoker in the first policy year

Waiver of Specified Amount Disability Benefit Rider (1)	Monthly.
Minimum Charge
$0.04 per $1 of specified amount for a 20-year-old male in the first policy year.
Maximum Charge
$0.199 per $1 of specified amount for a 59-year-old female in the first policy year.
Charge for a representative insured
$0.046 per $1 of specified amount for a 44-year-old male in the first policy year.

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Accidental Death Benefit Rider (1)	Monthly.
Minimum Charge
$0.083 per $1,000 of the net amount at risk for a 10-year-old in the first policy year.
Maximum Charge
$0.18 per $1,000 of the net amount at risk for a 60-year-old in the first policy year.
Charge for a representative insured
$0.108 per $1,000 of the net amount at risk for a 44-year-old in the first policy year.

Maturity Date Extension Rider	Monthly.	No Charge.
(1) This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration.
The table below shows the minimum and maximum fees and expenses charged by any of the Funds. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)

	Minimum	Maximum
Total Annual Fund Operating Expenses	0.16%	1.62%

The Funds
The section describing the investment goals and the investment advisers for each of the Funds is replaced as follows:

Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
AllianceBernstein
AB VPS International Growth Portfolio - Class B Shares	Seeks long-term growth of capital.	AllianceBernstein L.P
AB VPS International Value Portfolio - Class B Shares	Seeks long-term growth of capital.	AllianceBernstein L.P
AB VPS Small/Mid Cap Value Portfolio - Class B Shares	Seeks long-term growth of capital.	AllianceBernstein L.P
AMERICAN FUNDS INSURANCE SERIES®
American Funds Insurance Series® Asset Allocation Fund - Class 2	Seeks to provide high total return (including income and capital gains)	Capital Research and Management CompanySM
American Funds Insurance Series® Global Growth Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth Fund - Class 2	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds Insurance Series® International Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® New World Fund- Class 2	Seeks long-term capital appreciation.	Capital Research and Management CompanySM
American Funds Insurance Series® The Bond Fund of America (formerly American Funds Insurance Series® Bond Fund)	Seeks to provide as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Washington Mutual Investors (formerly American Funds Insurance Series® Blue Chip Income and Growth Fund) - Class 2	Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.	Capital Research and Management CompanySM

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Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund- Class 1	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors, LLC
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity VIP Asset Manager Portfolio - Initial Class	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP ContrafundSM Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Initial Class†	Seeks reasonable income.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Freedom Fund 2010 - Service Class 2	Seeks high total return.	Fidelity Management & Research Company LLC (FMR)
Fidelity® VIP Freedom Fund 2020 - Service Class 2	Seeks high total return.	Fidelity Management & Research Company LLC (FMR)
Fidelity® VIP Freedom Fund 2030 - Service Class 2	Seeks high total return.	Fidelity Management & Research Company LLC (FMR)
Fidelity® VIP Government Money Market Portfolio - Service Class 2*	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Fidelity VIP Overseas Portfolio - Initial Class	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC (FMR) and other investment advisers
Franklin Templeton Variable Insurance Products Trust
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund - Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return.	Franklin Mutual Advisers, LLC
Franklin Strategic Income VIP Fund - Class 1	Seeks high level of current income.	Franklin Advisers, Inc.
Templeton Foreign VIP Fund - Class 2 Shares	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, with capital appreciation as a secondary goal.	Franklin Advisers, Inc.
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Global Advisors Limited
HARTFORD SERIES FUND, INC.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP

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Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
Hartford Disciplined Equity HLS Fund (includes assets from Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund) - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund (includes assets from Hartford Value HLS Fund) - Class IA	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford MidCap HLS Fund (includes assets from Hartford MidCap Growth HLS Fund and Hartford MidCap Value HLS Fund) - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Total Return Bond HLS Fund - Class IA (includes all assets from Hartford High Yield HLS Fund)	Seeks a competitive total return.	Hartford Funds Management Company, LLC / Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA*	Seeks total return and income	Hartford Funds Management Company, LLC / Wellington Management Company LLP
INVESCO
Invesco Main Street Fund (formerly Invesco Oppenheimer Main Street Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Main Street Small Cap Fund (formerly Invesco Oppenheimer Main Street Small Cap Fund) -Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. American Franchise Fund - Series I	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series II	Seeks long-term capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Balanced-Risk Allocation - Series I	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Capital Appreciation Fund (formerly Invesco Oppenheimer V.I. Capital Appreciation Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income.	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Discovery Mid Cap Growth Fund (formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Global Fund (formerly Invesco Oppenheimer V.I. Global Fund) - Series II Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Main Street Mid Cap Fund (formerly Invesco V.I Mid Cap Core Equity Fund) - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Small Cap Equity Fund - Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.

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Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
Lord Abbett Series Fund
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
Lord Abbett Dividend Growth (formerly known as Lord Abbett Calibrated Dividend Growth) Portfolio - Class VC	Seeks current income and capital appreciation.	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value.	Lord, Abbett & Co. LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® New Discovery Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Total Return Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
Morgan Stanley Variable Insurance Fund, Inc.
Morgan Stanley VIF Discovery Portfolio - Class II	Seeks long-term capital growth.	Morgan Stanley Investment Management Inc.
Putnam Investments
Putnam VT Diversified Income Fund - Class IA	Seeks as high a level of current income.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Diversified Income Fund - Class IB	Seeks as high a level of current income.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Emerging Markets Equity Fund - Class IA	Seeks long-term capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Focused International Equity Fund (formerly Putnam V T Global Equity Fund)- Class IA(a)	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT George Putnam Balanced Fund - Class IA	Seeks to provide a balanced investment.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Global Asset Allocation Fund - Class IA	Seeks long-term return.	Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Global Health Care Fund - Class IA	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Government Money Market Fund - Class IA *	Seeks a high rate of current income.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Growth Opportunities Fund - Class IA	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT High Yield Fund - Class IA	Seeks high current income	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Income Fund - Class IA	Seeks high current income	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT International Equity Fund - Class IA	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT International Value Fund - Class IA	Seeks capital growth and current income.	Putnam Investment Management, LLC / Putnam Investments Limited and The Putnam Advisory Company, LLC
Putnam VT Large Cap Value Fund (formerly Putnam VT Equity Income Fund) - Class IA	Seeks capital growth and current income.	Putnam Investment Management, LLC / Putnam Investments Limited

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Funding Option	Investment Objective Summary	Investment Adviser/Subadviser
Putnam VT Large Cap Value Fund (formerly Putnam VT Equity Income Fund) - Class IB	Seeks capital growth and current income.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Multi-Cap Core Fund - Class IA	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Small Cap Growth Fund - Class IB	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Small Cap Value Fund - Class IB	Seeks capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
Putnam VT Sustainable Leaders Fund - Class IA	Seeks long-term capital appreciation.	Putnam Investment Management, LLC / Putnam Investments Limited
† Closed to new and subsequent Premium Payments and transfers of Contract Value.
* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.
(a) Closed to all premium payments and transfers of account value for all policies issued on or after 5/1/2006.
Right to Exchange a Policy — During the first 24 months after its issuance, you may exchange your policy for a non-variable life insurance policy on the life of the insured offered by us or an affiliate. No evidence of insurability will be required. The new policy will have an amount at risk which equals or is less than the amount at risk in effect on the date of exchange. Premiums under the new policy will be based on the same risk classifications as the policy for which the new policy was ex-changed. An exchange of a policy under such circumstances should be a tax-free transaction under Section 1035 of the Code.
The Fixed Account
Under the section entitled “The Fixed Account,” is replaced with the following:
The portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
The Fixed Account credits at least 4.0% per year. We are not obligated to, but may, credit more than 4.0% per year. If we do, such rates are determined at our sole discretion. Hartford does not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the Fixed Account may credit no more than 4.0%.
Charges and Deductions
The section entitled “Charges and Deductions” is replaced as follows:
Deductions From Premium
Before your premium is allocated to the Sub-Accounts and/or the Fixed Account, we deduct a percentage from your premium for a sales load and a premium tax charge. The amount allocated after the deductions is called your Net Premium.
Front-End Sales Load — We deduct a front-end sales load from each premium you pay. The current maximum front-end sales load for all premiums is 2.0% in policy years 1 through 10. The front-end sales load may be used to cover expenses related to the sale and distribution of the policies. Thereafter, the front-end sales load is currently 0%. We reserve the right to charge a maximum of 2.0%.
Premium Tax Charge And Federal Tax Charge — We deduct a premium tax charge from each premium you pay. The premium tax charge covers taxes assessed against us by a state and/or other governmental entity. The range of such charge generally is between 0% and 4%. We also deduct a 1.25% charge from each premium payment to cover the estimated costs to us of the federal income tax treatment of the policy’s deferred acquisition costs under Section 848 of the Code. We have determined that such federal tax charge is reasonable in relation to our increased federal income tax burden resulting from the receipt of premiums. We must factor in the federal tax charge when computing the maximum sales load.
Deductions From Account Value
Monthly Deduction Amounts — Each month we will deduct an amount from your Account Value to pay for the benefits provided by your policy. This amount is called the Monthly Deduction Amount and equals the sum of:
• the charge for the cost of insurance;
• the monthly administrative charge;
• the mortality and expense risk charge;
• the charge s for additional benefits provided by rider, if any.
We will deduct the Monthly Deduction Amount on a pro rata basis from each available Sub-Account and the Fixed Account unless you choose the Allocation of Charges Option.
Allocation Of Charges Option — You may provide us with written instructions to re-direct the deduction of your policy’s Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and the Fixed Account.
Cost Of Insurance Charge — The “cost of insurance” charge compensates the Company for providing insurance protection.
It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the

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costs of paying death benefits. The charge for the cost of insurance is equal to:
• the cost of insurance rate per $1,000;
• multiplied by — the amount at risk; divided by
• $1,000
On any Monthly Activity Date, the amount at risk equals the death benefit less the Account Value on that date, prior to assessing the Monthly Deduction Amount.
The cost of insurance charge is to cover our anticipated mortality costs. For standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Table (ALB), Male and Female, Unismoke Table. A table of guaranteed cost of insurance rates per $1,000 will be included in each policy; however, we reserve the right to use rates less than those shown in such table. Substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table (ALB), Male and Female, Unismoke Table. The multiple will be based on the insured’s risk class. We will determine the cost of insurance rate at the start of each policy year. Any changes in the cost of insurance rate will be made uniformly for all insureds in the same risk class and whose coverage have been in force for the same length of time. No change in insurance class or cost will occur on account of deterioration of the insured’s health.
Because your Account Value and death benefit amount may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date. The cost of insurance depends on your policy’s amount at risk. Items which may affect the amount at risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, policy loans and changes to the Face Amount.
Monthly Administrative Charge — We will assess a monthly administrative charge to reimburse us for administrative costs of your policy. The current monthly administrative charge is $25 per month in policy year 1, $10 per month in policy year 2 through 10, and $5 per month thereafter, not to exceed $7.50 per month in policy years 11 and later. The sum of the monthly administrative charge and the administrative expense surrender charge will not exceed our costs for providing administrative services for the policy.
Mortality And Expense Risk Charge — We deduct a mortality and expense risk charge each month from your Account Value. The mortality and expense risk charge for any Monthly Activity Date is equal to:
• the mortality and expense risk rate; multiplied by
• the portion of the A ccount Value allocated to the Sub-Account on the Monthly Activity Date prior to assessing the Monthly Deduction Amount.
The current and maximum mortality and expense risk rate for policy years 1 through 10 is 0.80% per year (.067% per month). Thereafter, the current rate (the rate we are currently charging) is 0.25% per year (.021% per month), with a maximum mortality and expense risk rate of 0.50% per year (.042% per month).
The mortality and expense risk charge compensates us for mortality and expense risks assumed under the policies. The mortality risk assumed is that the cost of insurance charges are insufficient to meet actual claims. The expense risk assumed is that the expense incurred in issuing, distributing and administering the policies exceed the administrative charges and sales loads collected. Hartford may keep any difference between cost it incurs and the charges it collects.
Rider Charge — If your policy includes riders, a charge applicable to the riders is made from the Account Value each month. The charge applicable to these riders is to compensate Hartford for the anticipated cost of providing these benefits and is specified on the applicable rider. For a description of the riders available, see “Your Policy — Supplemental Benefits.
Surrender Charges — A surrender charge is assessed against the Account Value if you surrender your policy, if you decrease your Face Amount below the initial Face Amount, or if your policy lapses. The surrender charge will apply during the first 15 policy years. It consists of (1) an administrative expense surrender charge and (2) a sales surrender charge.
Administrative Expense Surrender Charge — The administrative expense surrender charge covers the administrative expenses associated with underwriting and issuing a policy, including the costs of processing policy applications, conducting medical examinations, determining insurability and the insured’s underwriting class, and establishing policy records. The administrative expense surrender charge varies, based on the insured’s age on the date of issue. Your sales representative can provide you with the actual administrative expense surrender charge that applies to your issue age.
The following table represents the administrative expense surrender charge for an insured age 45 on the date of issue. The amount of the administrative expense surrender charge remains level for five policy years. After the fifth policy anniversary, such charge decreases uniformly each month until the end of policy year 15, at which time it is zero.

Policy Year	Amount per $1,000 of Initial Face Amount	Policy Year	Amount per $1,000 of Initial Face Amount
1	$7.00	9	$4.45
2	$7.00	10	$3.82
3	$7.00	11	$3.18
4	$7.00	12	$2.55
5	$7.00	13	$1.91
6	$6.36	14	$1.27
7	$5.73	15	$0.64
8	$5.09	16	$0.00
The sum of the administrative expense surrender charge and the monthly administrative charge will not exceed our costs in providing administrative services. We do not expect to profit from the administrative expense surrender charge.
Sales Surrender Charge — The sales surrender charge covers expenses relating to the sale and distribution of the policy,including commissions paid to any sales personnel, the cost of preparing sales literature and other promotional activities. The sales surrender charge varies, based on the insured’s age on the date of issue. Your sales representative can provide you with the actual sales surrender charge that applies to your issue age.
The following table represents the sales surrender charge for an insured age 45 on the date of issue. The amount of such charge remains level for five policy years. After the fifth policy anniversary, the sales surrender charge decreases uniformly each month until the end of policy year 15, at which time it is zero.

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Policy Year	Amount per $1,000 of Initial Face Amount	Policy Year	Amount per $1,000 of Initial Face Amount
1	$5.00	9	$3.18
2	$5.00	10	$2.73
3	$5.00	11	$5.00
4	$5.00	12	$1.82
5	$5.00	13	$5.00
6	$4.55	14	$0.91
7	$4.09	15	$0.45
8	$3.64	16	$0.00
Charges For The Funds
The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund’s average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.
Supplemental Benefits , Settlement Options, and Benefits at Maturity
The sections entitled “Supplemental Benefits,” “Settlement Options,” and “Benefits at Maturity” are replaced as follows:
Supplemental Benefits — The following supplemental benefits are among the options that may be included in a policy by rider, subject to the restrictions and limitations set forth in the rider.
• Maturity Date Extension Rider — We will extend the maturity date to the date of the death of the insured, regardless of the age of the insured, subject to certain death benefit and premium restrictions.
• Yearly Renewable Term Life Insurance Rider — While the rider is in force, we will pay the term life insurance amount upon receipt of due proof of death of the designated insured, subject to the conditions stated in the rider.
• Deduction Amount Waiver Rider — We will waive the Monthly Deduction Amount in the event of total disability prior to the insured reaching age 65 and continuing for at least six months. If the Deduction Amount Waiver Rider is added to your policy, the Monthly Deduction Amounts will be increased to include the charges for the rider. Rider benefits are not available if insured becomes disabled after age 65. Rider benefits may vary for individuals between the ages of 60 and 65. See policy rider for more details.
• Waiver Of Specified Amount Disability Benefit Rider — If the insured becomes totally disabled, we will credit the policy with a premium equal to the Specified Amount Disability Benefit as defined in your policy, for as long as the insured remains totally disabled.
• Accidental Death Benefit Rider — We will increase the amount paid upon the death of the insured if the death results from an accident. The rider terminates following the insured’s 70th birthday.
Settlement Options — Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options.
Pathways Program — If the Death Benefit payment is $10,000 or greater, the Beneficiary may have their death proceeds paid through our Pathways program (“Pathways program”). Under the Pathway program, the proceeds remain in Our General Account and the Beneficiary will receive a draft book. The Beneficiary can write one draft for the total amount of the payment, or keep the money in the General Account and write draft accounts as needed. We will credit interest at a rate determined by us. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit Proceeds to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Pathways Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Pathways program, Hartford earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit and Talcott is making a profit from the difference.
The minimum amount that may be placed under a settlement option is $5,000 (unless we consent to a lesser amount), subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.
First Option — Interest Income
Payments of interest at the rate we declare (but not less than 3.5% per year) on the amount applied under this option.
Second Option — Income of Fixed Amount
Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3.5% per year) is exhausted. The final payment will be for the balance remaining.
Third Option — Payments for A Fixed Period
An amount payable monthly for the number of years selected, which may be from one to 30 years.
Fourth Option — Life Income
• Life Annuity — An annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment due preceding the death of the annuitant.
• Life Annuity with 120 Monthly Payments Certain — An annuity providing monthly income to the annuitant for a fixed period of 120 months and for as long thereafter as the annuitant shall live.
The policy provides for guaranteed dollar amounts of monthly payments for each $1,000 applied under the four payment options. Under the Fourth Option, the amount of each payment will depend upon the age of the Annuitant at the time the first payment is due. If any periodic payment due any payee is less than $200, we may make payments less often.
The table for the Fourth Option is based on the 1983a Individual Annuity Mortality Table, set back one year and with a net investment rate of 3.5% per annum. The tables for the First, Second and Third Options are based on a net investment rate of 3.5% per annum. We may, however, from time to time, at our discretion if mortality appears more favorable and interest rates justify, apply other tables which will result in higher monthly payments for each $1,000 applied under one or more of the four payment options.
Other arrangements for income payments may be agreed upon.

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Benefits at Maturity — If the insured is living on the maturity date, we will pay the Cash Surrender Value to you upon surrender of the policy to us. On the maturity date, the policy will terminate and Hartford will have no further obligations under the policy. Unless the Maturity Date Extension Rider was chosen subject to its conditions.
Death Benefits and Policy Values
Under the sub-section entitled “Death Benefit Options”, the following sentence is added:
If your policy was issued before December 1, 2003, Death Benefit Option D (Decreasing Option) is not available.
After the sub-section entitled “Option Change,” the following sub-section is added:
Death Benefit Guarantee — The death benefit guarantee will keep your policy in force, regardless of the investment performance of the Sub-Accounts, provided the following conditions are met:
• The policy is in the first 10 policy years (except in certain states where a period less than 10 years may apply);and
• On each Monthly Activity Date during the first 10 policy years the cumulative premium paid into the policy, less Indebtedness and less any withdrawals, equals or exceeds the Cumulative Death Benefit Guarantee premium on that date.
• If the Face Amount has not been increased or decreased, the Cumulative Death Benefit Guarantee Premium is the aggregate of:
• the Cumulative Death Benefit Guarantee Premium on the previous Monthly Activity Date; and
• the current monthly Death Benefit Guarantee Premium shown on the policy’s specifications page.
• The monthly Death Benefit Guarantee Premium will be adjusted to reflect any increases or decreases in the Face Amount during the death benefit guarantee period. We will send you a schedule showing the new monthly Death Benefit Guarantee Premium required for this period and the Death Benefit Guarantee Premium received to date.
While the death benefit guarantee is available, the death benefit will be the Face Amount, regardless of the selected death benefit option.
After the sub-section entitled “Unscheduled Increases and Decreases in Face Amount,” the following sub-section is added:
A decrease in the Face Amount will be effective on the Monthly Activity Date following the date we receive your request in writing. The remaining Face Amount must not be less than that allowed by our minimum rules then in effect. If you ask to decrease your Face Amount below the initial Face Amount, a Surrender Charge may be assessed, equal to:
• the Surrender Charge applicable to the current policy year; multiplied by
• the percentage described below.
The percentage used to determine the Surrender Charge will be calculated by:
• subtracting the requested Face Amount from the lowest Face Amount prior to the request; and
• dividing that difference by the lowest Face Amount prior to the request.
The Surrender Charge assessed will be deducted from your Account Value on the Monthly Activity Date effective for the decrease.
Making Withdrawals From Your Policy
Under the section entitled “Making Withdrawals From Your Policy,” under the sub-section entitled “Withdrawals,” the following paragraph is added:
Additionally, a Surrender Charge, equal to the proportion of the current Surrender Charge represented by the amount of the withdrawal to the Account Value immediately prior to such withdrawal, will be deducted from the Account Value. Any decrease in the Face Amount resulting from a withdrawal may result in a partial Surrender Charge.
We will normally pay You the amount of the Withdrawal or Cash Surrender Value, less any taxes and applicable charges, within seven calendar days of Our receipt of a good order request. We may, however, delay payment of amounts from the Sub-Accounts if the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, the Commission declares that an emergency exists or the Commission by order permits the postponement of payment to protect Policy Owners. In addition, we may delay payment of proceeds that are not attributable to the Sub-Accounts for up to six months for the date of Our receipt of a good order request.
Loans
Under the section entitled “Loans,” the following paragraph is added:
If your policy was issued before December 1, 2003, any amounts in the Loan Account will be credited with interest at an annual rate of 4%. The amount of the Loan Account that equals a Preferred Loan will be credited with interest at a rate of 4%.
Lapse and Reinstatement
The section entitled “Lapse and Reinstatement” is replaced with the following:
Lapse and Grace Period — Your Policy will be in default on any Monthly Activity Date on which either:
• The Account Value is not sufficient to cover the Monthly Deduction Amount; or
• The Indebtedness exceeds the Cash Value.
A 61-day “Grace Period” will begin from the date of any policy default. Upon default, we will mail you and any assignee written notice of the amount of premiums that will be required to continue the policy inforce. The premium required will be no greater than an amount that results in a Cash Surrender Value equal to three Monthly Deduction Amounts as of the date your Policy goes into default. If the insured dies during the Grace Period, we will pay the death proceeds.
Your policy will terminate if we do not receive the required premium by the end of the Grace Period, unless the Death Benefit Guarantee is available. If the Death Benefit Guarantee is available and we have not received the required premium by the end of the Grace Period, your Death Benefit Guarantee will go into effect. While the Death Benefit Guarantee is in effect, the Death Benefit of your policy will be reduced to the current Face Amount and all policy riders will be terminated.
Death Benefit Guarantee Default And Grace Period — On every Monthly Activity Date during the death benefit guarantee period, we will compare the cumulative premium payments

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received, less Indebtedness and less withdrawals, to the Cumulative Death Benefit Guarantee Premium for the death benefit guarantee period in effect.
If the cumulative premium payments received, less Indebtedness and less withdrawals, are less than the Cumulative Death Benefit Guarantee Premium, the death benefit guarantee will be deemed to be in default as of that Monthly Activity Date and a No Lapse Guarantee Grace Period of 61 days will begin. We will mail you and any assignee written notice of the amount of premium required to continue the death benefit guarantee.
The death benefit guarantee will be removed from the policy at the end of the Grace Period if we have not received the amount of premium required to continue such guarantee.
Loss of the No Lapse Guarantee at the end of the No Lapse Guarantee Grace Period does not automatically cause the policy to terminate; however the policy will terminate if the continued existence of the No Lapse Guarantee was what was preventing the policy from terminating.
Reinstatement — Prior to the death of the insured, a policy may be reinstated prior to the maturity date, provided such policy has not been surrendered for cash, and provided further that:
• You request reinstatement in writing within five years after termination;
• You submit satisfactory evidence of insurability to us;
• Any Indebtedness existing at the time the policy was terminated is repaid or carried over to the reinstated policy; and
• You pay a premium sufficient to cover (a) all Monthly Deduction Amounts that are due and unpaid during the Grace Period and the sum of Monthly Deduction Amounts for the next three months after the date the policy is reinstated.
If the policy lapse occurs because the Account Value is not sufficient to cover the Monthly Deduction Amount, then the Account Value on the reinstatement date equals:
• The Cash Value on the date of policy termination; plus
• Net Premiums attributable to premiums paid at the time of policy reinstatement; minus
• The Monthly Deduction Amounts that were due and unpaid during the Grace Period.
If the policy lapse occurs because the Indebtedness exceeds the Cash Value, then the Account Value on the reinstatement date equals:
• The Cash Value on the date of policy termination; plus
• Net Premiums attributable to premiums paid at the time of policy reinstatement; minus
• The Monthly Deduction Amounts that were due and unpaid during the Grace Period; plus
• The Surrender Charge at the time of reinstatement.
The Surrender Charge, if any, that will be assessed upon the surrender of any reinstated policy, will be calculated based on the policy duration from the original Policy Date and as though the policy had never lapsed.

Where You Can Find More Information
The statement of additional information ("SAI") is legally a part of this prospectus, both of which are filed with the SEC under the Securities Act of 1933, Registration No. 333-07471. The SAI contains additional information about the Variable Account C. The SEC maintains a website (http://www.sec.gov) that contains the Stag Accumulator SAI, material incorporated by reference, and other information about us. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
You can call us at (800) 231-5453 to ask us questions, request information about the policy, and obtain copies of the SAI, or other documents without charge. You can also view the SAI located with the prospectus at www.policyowner-services.com, or request a copy by writing to us at:
Talcott Resolution, P.O. Box 305034, Nashville, TN 537230-5034.

EDGAR Class/Contract Identifier: C000008330
Investment Company Act of 1940: Registration No. 811-07329

STATEMENT OF ADDITIONAL INFORMATION (PART B)
STAG ACCUMULATOR II VARIABLE UNIVERSAL LIFE
SEPARATE ACCOUNT VL I
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 1- 800-231-5453.
DATE OF PROSPECTUS: May 1, 2021
DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2021

GENERAL INFORMATION AND HISTORY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY ("TALCOTT") -- Talcott Resolution Life and Annuity Insurance Company is a stock life insurance company engaged in doing business in all states of the United States and the District of Columbia. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our corporate offices are located at One Griffin Road North, Windsor, Connecticut 06095-1512. Neither company cross guarantees the obligations of the other. We are ultimately controlled by Henry Cornell, David I. Schamis, and Robert E. Diamond.
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) f/k/a Hartford Life and Annuity Insurance Company entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential will reinsure the obligations of Talcott under the variable life insurance policies and provide administration for the policies. Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, NJ 07102. Prudential is ultimately controlled by Prudential Financial, Inc. On January 18, 2021, the owners of Hopmeadow Holdings LP (“HHLP”), a parent of Talcott Resolution Life Insurance Company (“TL”) and Talcott Resolution Life and Annuity Insurance Company (“TLA”), signed a definitive agreement to sell all of the equity interests in HHLP and its subsidiaries, including TL and TLA, to Sixth Street Partners, a global investment firm. The sale is subject to regulatory approval and the satisfaction of other closing conditions.
SEPARATE ACCOUNT VL I was established as a separate account under Connecticut law on June 8, 1995. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
SERVICES
SAFEKEEPING OF ASSETS -- Title to the assets of the Separate Account is held by Talcott. The assets are kept physically segregated and are held separate and apart from Talcott's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

STATEMENT OF ADDITIONAL INFORMATION PART B) STAG
Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Contract Owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value ("NAV") with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
EXPERTS
The statutory-basis financial statements, and the related financial statement schedules, of Talcott Resolution Life and Annuity Insurance Company and the financial statements of the individual Sub-Accounts which comprise Separate Account VL I of Talcott Resolution Life and Annuity Insurance Company incorporated in this Prospectus by reference from Form N-VPFS for the year ended December 31 2020 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such financial statements and financial statement schedules have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
DISTRIBUTION OF THE POLICIES
Effective May 1, 2014, Pruco Securities, LLC, an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of all policies offered through this separate account. Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971). Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities received gross distribution revenue for its variable life insurance products of $434,196,019 in 2020, $281,884,778 in 2019, and $187,214,104 in 2018. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.
The policies are sold by salespersons who are financial professional registered broker-dealers who have entered into sales agreements with Pruco Securities. The salespersons are compensated for the sale by registered broker-dealers according to sales agreements between the salesperson and the broker-dealer. The commissions paid to the salespersons vary according to the terms of the sales agreement between the salesperson and the broker-dealer.

As compensation for selling the policies, Pruco Securities pays to broker-dealers a commission of up to 100% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the policy, up to 3% of all such premiums in policy years two through six and up to 1.5% of all such premiums in years seven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
Pruco Securities may pay alternative amounts for sales of the policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.
Your registered financial professional receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your financial professional and his or her firm. Talcott Resolution Life and Annuity is not involved in determining the compensation of your financial professional. That compensation arrangement may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.
In addition to the commissions described above in this SAI, Talcott Resolution Life and Annuity and/or an affiliate pay to broker-dealers additional amounts as general marketing allowances. Such payments may offset the broker-dealer's expenses in connection with activities that it is required to perform. Such payments may give Talcott Resolution Life and Annuity greater access to financial professionals of the broker-dealers that receive such compensation.
All of the compensation described in this section may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this policy over other policies or over other investment options. You may ask your financial professional about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.
These other compensation payments, which may be different for different broker-dealers, will be made by Talcott Resolution Life and Annuity out of its assets and are not direct deductions from the policy values.
ADDITIONAL INFORMATION ABOUT CHARGES
SALES LOAD -- The front-end load under the policies may be used to cover expenses related to the sale and distribution of the policies. Refer to prospectus for applicable sales load.
REDUCED CHARGES FOR ELIGIBLE GROUPS -- Certain charges and deductions described above may be reduced for policies issued in connection with a specific plan, in accordance with our rules in effect as of the date the application for a Policy is approved. To qualify for such a reduction, a plan must satisfy certain criteria, i.e., as to size of the plan, expected number of participants and anticipated premium payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary, based on such factors as the size of the plan, the purposes for which policies are purchased and certain characteristics of the plan's members. The amount of reduction and the criteria for qualification will be reflected in the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in Separate Account VL I.
UNDERWRITING PROCEDURES -- To purchase a Policy you must submit an application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insureds the ages of 0 and 85 who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason.
Cost of insurance rates will be determined on each Policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For preferred and standard risks, the cost of insurance rate will not exceed those based on the 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected.
These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 Commissioners' Standard Ordinary Mortality Table (ALB), Male or Female, Unismoke Table, age last birthday (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.
No change in the terms or conditions of a Policy will be made without your consent.
PERFORMANCE DATA
Talcott may advertise the performance history of the underlying Funds of the Policy. Performance history is based on the Funds' past performance only and is no indication of future performance.
The performance history of the underlying Funds includes deductions for the total fund operating expenses of the Funds. The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the surrender charge, unamortized tax charge, cost of insurance charge, mortality and expense risk charge, tax expense charge, annual maintenance fee, and the administrative charge. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, Policy duration, and account value. All of these Policy charges will have a significant impact on your policy's account value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your policy's performance, you should obtain a personalized illustration based on historical Fund performance from your financial adviser.

STATEMENT OF ADDITIONAL INFORMATION PART B) STAG
Performance history of the underlying Funds is measured by comparing the value of the Fund at the beginning of the period to the value of the Fund at the end of the period. Performance is usually calculated for periods of one month, three months, year-to-date, one year, three years, five years, ten years, and since the inception date of the Fund if the Fund has existed for more than ten years.
FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
The financial statements of the Talcott Resolution Life and Annuity Insurance Company Separate Account VL I and of Talcott Resolution Life and Annuity Insurance Company are hereby incorporated by reference to Form N-VPFS dated April 13, 2021.

PART C:

OTHER INFORMATION

ITEM 26. EXHIBITS

Exhibit Number		Description of Exhibit
(a)		Board of Directors Resolution:
	(i)	Resolution of the Board of Directors of Talcott Resolution Life and Annuity Insurance Company ("Talcott") authorizing the establishment of the Separate Account. (Note 1)

(b)		Custodian Agreements:
Not Applicable.

(c)		Underwriting Contracts:
	(i)	Principal Underwriting Agreement (Note 2)

(d)		Contracts:
	(i)	Form of Flexible Premium Variable Life Insurance Policy (Note 10)
	(ii)	Accidental Death Benefit Rider (Note 7)
	(iii)	Child Insurance Rider (Note 7)
	(iv)	Cost of Living Adjustment Rider (Note 7)
	(v)	Deduction Amount Waiver Rider (Note 7)
	(vi)	Enhanced No-Lapse Guarantee Rider (Note 7)
	(vii)	Life Access Accelerated Benefit Rider (Note 7)
	(viii)	Lifetime No-Lapse Guarantee Rider (Note 7)
	(ix)	Policy Continuation Rider (Note 7)
	(x)	Term Insurance Rider (Note 7)
	(xi)	Waiver of Specified Amount Disability Benefit Rider (Note 7)

(e)		Applications:
	(i)	Form of Application for Flexible Premium Variable Life Insurance Policies (Note 1)
	(ii)	Supplemental Form of Application for Flexible Premium Variable Insurance Policies (Note 5)

(f)		Depositor's Certificate of Incorporation and By-Laws:
	(i)	Certificate of Incorporation of Hartford and Bylaws of Hartford. (Note 4)

(g)		Reinsurance Agreements:
	(i)	Canada Life Assurance Company (Note 7)
	(ii)	Amendments Nos. 5, 7, 8, 9 (Note 9)
	(iii)	Amendments Nos. 4 through 6 (Note 9)
	(iv)	Employers Reassurance Corporation (Note 7)
	(v)	Amendment No. 5 (Note 9)
	(vi)	RGA Reinsurance Company (Note 7)
	(vii)	Security Life of Denver Insurance Company (Note 7)
	(viii)	Swiss RE Life & Health America, Inc. (Note 11)
	(ix)	Amendments Nos. 10 through 13 (Note 9)
	(x)	Transamerica Financial Life Insurance Company (Note 7)
	(xi)	Amendment Nos. 7 through 14 (Note 9)
	(xii)	Transamerica Occidental Insurance Company (Note 11)
	(xiii)	Amendment Nos. 1 through 21 (Note 12)
	(xiv)	The Prudential Insurance Company of America (Note 9)

(h)		Participation Agreements and Amendments:

	(i)	AllianceBernstein Variable Products Series Fund, Inc. (Note 7)
	(ii)	American Funds Insurance Series (Note 7)
	(iii)	Amendment No. 6 (Note 9)
	(iv)	Fidelity Variable Insurance Products (Note 7)
	(v)	Franklin Templeton Variable Products Trust (Note 7)
	(vi)	Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. (Note 7)
	(vii)	Invesco Variable Insurance Funds (Note 7)
	(viii)	Lord Abbett Series Fund, Inc. (Note 7)
	(ix)	MFS Variable Insurance Trust (Note 7)
	(x)	Oppenheimer Variable Account Funds (Note 7)
	(xi)	Putnam Variable Trust (Note 7)
	(xii)	The Universal Institutional Funds, Inc. (Note 7)
(xiii)
Guarantee Agreement, between Hartford Life and Accident Insurance Company and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993. (Note 6)

	(xiv)	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997. (Note 6)

(i)		Administrative Services Agreements and Amendments:
	(i)	Fidelity Variable Insurance Products (Note 7)
	(ii)	Franklin Templeton (Note 7)
	(iii)	Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. (Note 7)
	(iv)	Invesco Variable Insurance Funds (Note 7)
	(v)	Lord Abbett Series Fund, Inc. (Note 7)
	(vi)	The Universal Institutional Funds, Inc. (Note 7)
	(vii)	The Prudential Insurance Company of America (Note 8)

(j)		Other Material Contracts:
Not Applicable.

(k)		Legal Opinion:
	(i)	Opinion and consent of Lisa M. Proch, Senior Vice President, General Counsel and Chief Compliance Officer (Note 1)

(l)		Actuarial Opinion:
Not Applicable.

(m)		Calculation:
Not Applicable.

(n)		Other Opinions:
	(i)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (Note 1)
	(ii)	Consent of Deloitte & Touche LLP, Independent Auditors (Note 1)
	(iii)	Powers of Attorney: Matthew J. Poznar, Peter F. Sannizzaro, Robert R. Siracusa (Note 1)

(o)		Omitted Financial Statements:
Not Applicable.

(p)		Initial Capital Agreements:
Not Applicable.

(q)		Redeemability Exemption:
	(i)	Memorandum describing transfer and redemption procedures. (Note 1)

(Note 1)	Filed Herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, File No. 333-148814, filed with the Securities and Exchange Commission on April 23, 2012.
(Note 3)	Incorporated by reference to the Initial filing to the Registration Statement on Form S-6, File No. 333-83057, on July 16, 1999.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-148816, filed with the Securities and Exchange Commission on April 23, 2012.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-109529, filed with the Securities and Exchange Commission on December 19, 2006.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 9, to the Registration Statement on Form N-4, File No. 333-148565, filed on May 3, 2010.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-6, File No. 333-109529, filed with the Securities and Exchange Commission on April 23, 2012.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, File No. 333-148814, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-6, File No. 333-07471, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement File No. 333-88787, Filed on November 19, 2003.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-6, File No. 333-88787, filed with the Securities and Exchange Commission on April 23, 2012.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, File No. 333-148815, filed with the Securities and Exchange Commission on April 22, 2013.
ITEM 27. OFFICERS AND DIRECTORS.

Name and Principal Business Address	Position and Offices with Talcott
Glenn D. Abate	Assistant Vice President and Actuary
Christopher B. Abreu	Vice President and Chief Risk Officer
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen Below	Vice President and Chief Communications Officer
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Robert A. Cornell	Vice President and Actuary
Christopher Cramer	Vice President, Corporate Secretary and Head of Tax
James Cubanski	Vice President
Christopher J. Dagnault (1)	Vice President
George Eknaian	Senior Vice President and Head of Pricing
Glenn Gazdik	Vice President and Actuary
Christopher M. Grinnell	Vice President and Associate General Counsel
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations

Peter Manley	Vice President and Head of Corporate Development and Strategy
Craig D. Morrow	Vice President and Actuary
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Peter F. Sannizzaro	President and Chief Executive Officer, Director
Robert Siracusa	Vice President and Chief Financial Officer, Director
Samir Srivastava	Vice President and Chief Information Officer
Jonathan P. Waters	Assistant Vice President and Chief Privacy Officer
Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.
(1)Address: 500 Bielenberg Drive, Woodbury, MN 55125
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Filed herein as Exhibit 28.1
ITEM 29. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 30. PRINCIPAL UNDERWRITERS
(a)Pruco Securities, LLC ("Pruco Securities"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Talcott Resolution Life Insurance Company Separate Account VL I
•Talcott Resolution Life Insurance Company Separate Account VL II

•Talcott Resolution Life Insurance Company Separate Account One
•Talcott Resolution Life Insurance Company Separate Account Five
•Talcott Resolution Life & Annuity Insurance Company Separate Account VL I
•Talcott Resolution Life & Annuity Insurance Company Separate Account VL II
•Talcott Resolution Life & Annuity Insurance Company Separate Account Five
•Union Security Insurance Company Variable Account C
The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Pruco Securities and applicable law to do so.

(b)Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President, Manager, Vice President
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, Manager
Anthony M. Fontano (Note 1)	Vice President, Manager
Peter C. Gayle (Note 1)	Vice President, Manager
Bradford O. Hearn (Note 1)	Chairman, Manager
Salene Hitchcock-Gear (Note 1)	Manager
Patrick L. Hynes (Note 1)	Manager
Hasan Ibrahim (Note 1)	Vice President, Chief Legal Officer, Assistant Secretary
Frank Ingraham (Note 1)	Vice President, Chief Compliance Officer
Milton T. Landes (Note 1)	Vice President
Elspeth Leung (Note 3)	Assistant Controller
Tina Lloyd (Note 4)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Maggie Palen (Note 2)	Assistant Secretary
Charles H. Smith (Note 3)	Anti-Money Laundering Officer
Robert P. Smit (Note 3)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer, Principal Operations Officer
Jordan K. Thomsen (Note 3)	Assistant Secretary
Dianne Trinkle (Note 3)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 2101 Welsh Road, Dresher, PA 19025

Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $3,347,257 in 2020, $2,809,798 in 2019, and $2,211,393 in 2018. Pruco Securities offers the Contract on a continuous basis.

The sum of the chart below is $434,196,019, which represents Pruco Securities’ total 2020 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Other Compensation
Pruco Securities	$112,296,988	$0	$321,899,031	$0
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS
Provided in the most recent report on Form N-CEN.

ITEM 32. MANAGEMENT SERVICES
On January 2, 2013, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively, "Talcott") entered into agreements with The Prudential Insurance Company of America ("Prudential") under which Prudential will reinsure the obligations of Talcott under the variable life insurance policies and provide administration for the policies.
ITEM 33. REPRESENTATION OF REASONABLENESS OF FEES
The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 29th day of April, 2021.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VL I
(Registrant)

By:	Peter F. Sannizzaro*	*By:	/s/ William J. Evers
	Peter F. Sannizzaro,		William J. Evers
	President, Chief Executive Officer, and Director*		Attorney-in-Fact
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
(Depositor)

By:	Peter F. Sannizzaro*
Peter F. Sannizzaro,
President, Chief Executive Officer, and Director*
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 29th day of April, 2021.

Signature and Title

/s/ *
Peter F. Sannizzaro
President, Chief Executive Officer, and Director

/s/ *
Matthew J. Poznar	*By:	/s/ William J. Evers
Senior Vice President, Chief Investment Officer, and Director		William J. Evers
(Attorney-in-Fact)
/s/ *
Robert Siracusa
Vice President, Chief Financial Officer, Director

EXHIBIT INDEX

Item 26.

(a) Board of Directors Resolution:	(i)	Resolution of the Board of Directors of Talcott Resolution Life and Annuity Insurance Company ("Talcott") authorizing of the Separate Account.

(e) Applications:	(i)	Form of Application for Flexible Premium Variable Life Insurance Policies.

(k) Legal Opinion and Consent:		Opinion and consent of Lisa M. Proch, Senior Vice President, General Counsel and Chief Compliance Officer

(n) Other Opinions:	(i)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
	(ii)	Consent of Deloitte & Touche LLP, Independent Auditors
	(iii)	Powers of Attorney: Matthew J. Poznar, Peter F. Sannizzaro, Robert R. Siracusa

(q) Redeemability Exemption :		Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii) and method of computing adjustments in payments and cash surrender values upon conversion to fixed-benefit policies pursuant to Rule 6e-3(T)(b)(13)(v)(B).

Item 28.

(1) Persons Controlled by or Under Common Control with the Depositor or the Registrant		Organizational Chart